UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

EAGLE BULK SHIPPING INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[_]    Fee paid previously with preliminary materials.
[_]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100
April 26, 2022
Dear Shareholder:
You are cordially invited to attend the 2022 Annual Meeting of Shareholders of Eagle Bulk Shipping Inc. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement, including a description in detail of the actions expected to be taken at the Annual Meeting.
This year’s Annual Meeting will be held as a virtual meeting only via live webcast at www.virtualshareholdermeeting.com/EGLE2022.You will be able to attend the meeting, submit questions and vote your shares electronically by visiting www.virtualshareholdermeeting.com/EGLE2022.
Whether or not you plan to virtually attend the meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, if you have elected to receive your proxy materials by mail, please date, sign and return the proxy card. If you received your proxy materials over the Internet, please vote by Internet or by telephone in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials that you will receive in the mail. If you decide to attend the meeting virtually, you will be able to vote virtually during the Annual Meeting, even if you have previously submitted a proxy.
I hope that you will attend the meeting and thank you for your continued support of Eagle Bulk Shipping Inc.
Sincerely,
/s/ Paul M. Leand, Jr.
Paul M. Leand, Jr.
Chairman of the Board of Directors

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Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 14, 2022

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”), will be held on June 14, 2022 at 10:00 a.m. EDT, in a virtual format only at www.virtualshareholdermeeting.com/EGLE2022, for the following purposes:
1.To elect six Directors to the Board of Directors;
2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022;
3.To approve, on an advisory, non-binding basis, the compensation of named executive officers;
4.To approve the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan; and
5.To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
As of the date of this proxy statement, the Company has received no notice of any matters, other than those set forth above, that may properly be presented at the Annual Meeting. If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the proxy card or their duly constituted substitutes acting at the Annual Meeting or at any adjournment or postponement of the Annual Meeting will be deemed authorized to vote the shares represented by proxy or otherwise act on such matters in accordance with their judgment.
The close of business on April 18, 2022 has been fixed as the record date for determining those shareholders entitled to vote at the Annual Meeting (the “Record Date”). Only shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting or at any adjournments or postponements thereof. A list of such shareholders will be available at the Annual Meeting.

Eagle Bulk Shipping Inc.
300 First Stamford Place, 5th Floor
Stamford, Connecticut 06902
(203) 276-8100
__________________
PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 14, 2022
__________________
This proxy statement is furnished to shareholders of Eagle Bulk Shipping Inc., a Republic of the Marshall Islands corporation (“Eagle Bulk Shipping” or the “Company”) in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Eagle Bulk Shipping (each a “Director” and collectively the “Board of Directors”) for use in voting at the 2022 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 14, 2022, at 10:00 a.m. EDT and at any adjournment or postponement thereof.
This year’s Annual Meeting will be held as a virtual meeting only via live webcast at www.virtualshareholdermeeting.com/EGLE2022. You will be able to attend the meeting, submit questions and vote your shares electronically by visiting www.virtualshareholdermeeting.com/EGLE2022.
Shareholders of record as of April 18, 2022 will be able to participate in the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/EGLE2022. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
The Annual Meeting will begin promptly at 10:00 a.m. EDT on June 14, 2022. Online check-in will begin at 9:45 a.m. EDT and you should allow approximately 15 minutes for the online check-in procedures.
This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about May 3, 2022.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
When and where is our Annual Meeting?
We will hold our Annual Meeting on June 14, 2022, at 10:00 a.m. EDT. The Annual Meeting will be conducted entirely over an internet website, at the following address: www.virtualshareholdermeeting.com/EGLE2022.
Why are you holding a virtual meeting instead of a physical meeting?
We are holding a virtual meeting instead of a physical meeting so that shareholders will be able to participate from any location around the world with Internet access.
Why did I receive a full set of proxy materials?
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have chosen to follow the “full set” delivery option to disseminate our proxy materials, and therefore, although we are posting a full set of our proxy materials on the Internet, we are also sending a full set of our proxy materials, including a proxy card, to our shareholders by mail.
Why am I receiving these proxy materials?
We have sent you this proxy statement and the enclosed proxy card because you owned shares of the Company’s common stock, par value US $0.01 per share (“Common Stock”), as of the close of business on April 18, 2022, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Your proxy is being solicited by our Board of Directors for use at the Annual Meeting.
What is included in these proxy materials?
These materials include:
1.the proxy statement for the Annual Meeting;
2.the proxy card for the Annual Meeting; and
3.the Company’s Annual Report on Form 10-K, filed with the SEC on March 14, 2022, which includes our audited consolidated financial statements for the fiscal year ended December 31, 2021 (the “Annual Report”).
Can I find additional information on the Company’s website?
Our website is www.eagleships.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our Third Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”) and Second Amended and Restated By-Laws (the “By-laws”). We also make available on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after the Company electronically files such material with, or furnishes it to, the SEC. Our SEC filings are available to the public at the SEC's web site at www.sec.gov. The information on our website is not incorporated by reference into this proxy statement.

What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:
1.the election of six Directors to hold office until the 2023 Annual Meeting of Shareholders;
2.the ratification of the appointment of Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022;
3.the approval, on an advisory, non-binding basis, of the compensation of our named executive officers; and
4.the approval of the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan.
Shareholders will also be asked to consider and vote at the Annual Meeting on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. At this time, the Company’s Board of Directors is unaware of any matters, other than those set forth above, that may properly come before the Annual Meeting.
How can I attend the virtual Annual Meeting?
The Annual Meeting will be a completely virtual meeting of shareholders conducted exclusively by a live audio webcast. If you are a shareholder of record as of the close of business on the Record Date, you will be able to virtually attend the Annual Meeting, vote your shares and submit your questions online during the meeting by visiting www.virtualshareholdermeeting.com/EGLE2022. You will need to enter the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
If you are a shareholder holding your shares in “street name” as of the close of business on the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.
The online meeting will begin promptly at 10:00 a.m. EDT. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. EDT and you should allow approximately 15 minutes for the online check-in procedures.
If you wish to submit a question for the Annual Meeting, you may do so in advance at ww.virtualshareholdermeeting.com/EGLE2022, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).
Who is entitled to vote at the Annual Meeting?
The Board of Directors has fixed the close of business on April 18, 2022 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of the Record Date, Eagle Bulk Shipping had 13,614,506 shares of its Common Stock issued and outstanding and entitled to vote.

What if I have trouble participating in the Annual Meeting?
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 9:45 a.m. EDT. If you encounter any difficulties accessing the virtual meeting during the check-in time or during the annual meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/EGLE2022.
How can I submit questions?
If you wish to submit a question, you may do so in a few ways. If you want to ask a question before the meeting, you may do so at www.proxyvote.com. You may also access copies of our proxy materials at www.proxyvote.com. If you want to submit your question during the Annual Meeting, you may submit your question by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/EGLE2022 and type your question into the “Ask a Question” field. Alternatively, a telephone number will be included on the virtual meeting platform and you may ask a question by calling that number.
If I cannot participate in the live Annual Meeting webcast, can I vote or listen to it later?
You may vote your shares electronically before the meeting by visiting www.proxyvote.com and following the instructions on your proxy card. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy in advance of the Annual Meeting. An audio replay of the Annual Meeting, including the questions answered during the meeting, will be available at www.virtualshareholdermeeting.com/EGLE2022 until the 2023 Annual Meeting of Shareholders.
How many votes do I have?
Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the shareholders, including the election of Directors. Cumulative voting by shareholders is not permitted.
What are the Board of Directors’ voting recommendations?
The Board of Directors recommends that you vote:
1.“FOR” the nominees of the Board of Directors in the election of Directors;
2.“FOR” the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022;
3.“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers; and
4.“FOR” the approval of the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan.
How can I vote my shares?
If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you are considered, with respect to those shares, the shareholder of record. As the shareholder of record, you will be able to attend the Annual Meeting and vote your shares during the Annual Meeting by going to www.virtualshareholdermeeting.com/EGLE2022 and using the 16-digit control number included with these proxy materials.

You may also vote by proxy, whether or not you attend the Annual Meeting, as follows:
1.by mail - If you are a shareholder of record, you may submit your proxy by dating and signing the proxy card that is included in the paper proxy materials that were mailed to you on or around May 3, 2022 and mailing it in the enclosed, postage paid envelope or, if you are a beneficial owner of shares held in street name, you may submit your proxy by filling out the voting instruction form provided by your broker, trustee or other nominee, and mailing it in the enclosed, postage paid envelope. Votes submitted by written proxy must be received by 5:00 p.m. local time on the day before the Annual Meeting.
2.by telephone or by Internet - If you have telephone or Internet access, you may submit your proxy via our electronic voting platform at http://www.proxyvote.com or submit a proxy by telephone at (800) 690-6903 until 11:59 p.m. local time on the day before the Annual Meeting by following the instructions provided with your proxy materials and on your proxy card or voting instruction form.
If your shares are held in the name of a bank, broker or other nominee (also referred to as the “holder of record”), you are considered the beneficial owner of shares held in street name. You have the right to attend the Annual Meeting, but you may not vote your shares virtually at the Annual Meeting unless you obtain a “legal proxy” from your broker, trustee or other nominee that holds your shares. The holder of record will send you instructions that should be followed carefully if you wish to obtain this legal proxy and vote these shares.
You may vote at the Annual Meeting even if you have previously submitted a proxy. If you require further information on how to attend the Annual Meeting virtually, please send a written request to Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, telephone (203) 276-8100.
If I am the beneficial owner of shares held in “street name” by my broker, will my broker automatically vote my shares for me?
Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain “routine” matters, including the ratification of the independent registered public accounting firm (Proposal No. 2). The proposal to elect six Directors (Proposal No. 1), the proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers (Proposal No. 3), the proposal to approve the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan (Proposal No. 4), and any other business properly presented at the Annual Meeting are non-routine matters. As a result, your broker does not have discretionary authority to vote your shares on these matters on your behalf without receiving specific voting instructions from you.
How will my voting instructions be treated?
If you provide specific voting instructions, your shares will be voted as instructed.
If you hold shares as the shareholder of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors, as described in greater detail under the section entitled “What are the Board of Directors’ voting recommendations?” above.
If you are the beneficial owner of shares held through a broker, trustee or other nominee, and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, only Proposal No. 2 is considered routine, which means that your broker, trustee or other nominee can vote your shares on Proposal No. 2.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker non-votes. A broker “non-vote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.
What are the quorum and voting requirements to elect Directors and approve the other proposals described in the proxy statement?
In order to take action on the matters scheduled for a vote at the Annual Meeting, a quorum (a majority of the aggregate number of shares of the Company’s Common Stock outstanding and entitled to vote as of the Record Date for the Annual Meeting) must be present in person (by attending the virtual Annual Meeting) or by proxy.
Proposal No. 1, concerning the election of the Director nominees to the Board of Directors, requires the affirmative vote of a plurality of the shares of Common Stock present in person at the Annual Meeting (by attending the Annual Meeting virtually) or represented by proxy at the Annual Meeting and entitled to vote on such matters. Shareholders may either vote “FOR” or to “WITHHOLD” their vote for a Director nominee. All elections of Directors will be determined by a plurality of the votes cast.
Proposal No. 2, concerning the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2022, Proposal No. 3, concerning the approval, on an advisory, non-binding basis, of the compensation of named executive officers, Proposal No. 4, concerning the approval of the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan, and any other business properly presented at the Annual Meeting, requires the affirmative vote of a majority of the shares present at the Annual Meeting in person (by attending the Annual Meeting virtually) or represented by proxy at the Annual Meeting and entitled to vote on such matters. For each of these proposals, shareholders may vote “FOR” the proposal, “AGAINST” the proposal, or “ABSTAIN” from voting.
What is the “plurality” standard and how does a “withhold” affect the vote?
With respect to Proposal No. 1, concerning the election of the Director nominees to the Board of Directors, the “plurality” standard means that the nominees who receive the greatest number of “for” votes cast are elected as Directors. Thus, the number of shares not voted for the election of a nominee (and the number of “withhold” votes cast with respect to that nominee) will not affect the determination of whether that nominee has received the necessary votes for election. Proxies may not be voted for more than six directors and shareholders may not cumulate votes in the election of directors.
What is an “abstention” and how would it affect the vote?
An “abstention” occurs when a shareholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. Because abstentions are treated as shares of Common Stock present for purposes of determining a quorum and because Proposal No. 2, concerning the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2022, Proposal No. 3, concerning the approval, on an advisory, non-binding basis, of the compensation of named executive officers, and Proposal No. 4, concerning the approval of the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan, requires the affirmative vote of a majority of the shares of Common Stock in attendance at the virtual Annual Meeting or by proxy and entitled to vote at the Annual Meeting for approval of such matters, abstaining has the same effect as a vote “AGAINST” such proposals.
What is a broker “non-vote” and how would it affect the vote?
A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares. Under rules applicable to broker-dealers,

Proposal No. 2, concerning the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for the Company’s fiscal year 2022 is an item on which brokerage firms may vote in their discretion on behalf of their clients, even if such clients have not furnished voting instructions. Thus, there will be no broker “non-votes” on Proposal No. 2. Brokerage firms may not vote with respect to Proposals No. 1, No. 3 or No. 4 without their clients having furnished voting instructions. Thus, there may be broker “non-votes” with respect to Proposals No. 1, No. 3 or No. 4, but they will have no effect on the results of Proposals No.1, No. 3 or No.4.
Who will count the votes?
The Company’s proxy processor and tabulator, Broadridge Financial Solutions, Inc., will serve as proxy tabulator and count the votes. The results will be certified by the inspectors of election.
Could other matters be decided at the Annual Meeting?
At this time, we are unaware of any matters, other than as set forth above, that may properly come before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the proxy, or their duly constituted substitutes acting at the Annual Meeting or any adjournment or postponement of the Annual Meeting, will be deemed authorized to vote or otherwise act on such matters in accordance with their judgment.
How can I change my vote?
Any person signing a proxy card in the form to be mailed to you on or about May 3, 2022, has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote. A proxy may be revoked by any of the following methods:
1.by writing a letter delivered to Frank De Costanzo, Secretary of Eagle Bulk Shipping, 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, stating that the proxy is revoked;

2.by submitting in writing, by telephone or Internet another proxy with a later date; or
3.by voting in person at the Annual Meeting (by attending the Annual Meeting virtually).
Who will conduct the proxy solicitation and how much will it cost?
We will pay the costs relating to this proxy statement, the proxy solicitation and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares held in street name for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and employees may also solicit proxies. They will not receive any additional pay for the solicitation.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Under our Articles of Incorporation, the Board of Directors consists of not less than one and not more than fifteen members, with the exact number of Directors comprising the Board of Directors determined from time to time by resolutions adopted by the Board of Directors. Currently, the Board of Directors is comprised of six Directors. The six Directors have terms expiring at the Annual Meeting. The Nominating, Governance and Corporate Responsibility Committee has recommended and the Board of Directors has nominated the six current Directors, Paul M. Leand, Jr., Randee E. Day, Justin A. Knowles, Bart Veldhuizen, Gary Vogel and Gary Weston for re-election as Directors, each to serve until the 2023 Annual Meeting of Shareholders of the Company and until his or her respective successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal. Although management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as the holders of the proxies may, in their discretion, determine.
Directors are elected by a plurality of the votes cast at the Annual Meeting, either by shareholders in attendance during the Annual Meeting or by proxy.
Nominee Information
The Board of Directors believes that each Director nominee possesses the qualities and experience that the Nominating and Governance Committee (the “Nominating and Governance Committee”) believes that nominees should possess, as described in detail below in the section entitled “Corporate Governance-Nomination of Directors.” The Board of Directors seeks out, and the Board of Directors is comprised of, individuals whose background and experience complement those of other members of the Board of Directors. The nominees for election to the Board of Directors, together with biographical information furnished by each of them, are set forth below. There are no family relationships among executive officers and Directors of the Company.
The following is information regarding the nominees for election as Directors.

Paul M. Leand, Jr., age 55, has served as a Director of the Company since November 2014 and is the Chairman of the Board of Directors. Mr. Leand joined AMA Capital Partners LLC (“AMA”), in 1998 from First National Bank of Maryland. He was appointed CEO in 2004. He has led the development of AMA’s restructuring practice, helping AMA earn its position as the pre-eminent maritime restructuring advisor for both creditors and companies alike. He has been involved in the restructuring of numerous high yield issuers including Golden Ocean, ACL, GlobalOcean, Pegasus and Enterprises, and Horizon Lines. On the offshore side, Mr. Leand has led AMA’s efforts in the restructurings of, amongst others, PetroMENA ASA, Sevan Marine ASA, Remedial Offshore and Equinox Offshore. Mr. Leand has also been involved in numerous M&A roles, including with Golden Ocean, SFL and TECO Transport and also spearheaded the firm’s private equity investments in Chembulk and PLM and Lloyds Fonds. Mr. Leand serves as a Director of Golar LNG Partners LP (Nasdaq). Mr. Leand previously served on the boards of Lloyd Fonds AG (Frankfurt Stock Exchange), North Atlantic Drilling (Oslo Stock Exchange), Seadrill Ltd. (New York Stock Exchange ("NYSE")) as well as Ship Finance International Ltd. (NYSE). Mr. Leand holds a BS/BA from Boston University’s School of Management. Mr. Leand is familiar with a range of corporate and board functions based on significant prior board experience.
Randee E. Day, age 73, has served as a Director of the Company since November 2014 and was the Chairwoman of our Nominating and Governance Committee until March 1, 2021. Since March 1, 2021, Ms. Day has served as the Chairwoman of our Compensation Committee. Ms. Day briefly served as interim President of the Company from February 25, 2014 through March 6, 2015. Ms. Day is President and Chief Executive Officer of Day & Partners, LLC, a specialized advisory firm focused on the maritime and offshore industries. Ms. Day accepted the position as a senior advisor to Goldin Associates LLC, now part of Teneo Capital, which is a specialized restructuring firm, in 2016. She also heads an asset management platform called Teneo Maritime. Ms. Day is also an independent board member of International Seaways Inc. (NYSE-listed under “INSW”). INSW is one of the world’s largest owner/operators of crude oil and petroleum product tankers, with a fleet of 55 vessels. She is Chairwoman of the Audit Committee and serves on Compensation Committees of the board of directors of INSW. Ms. Day was also an independent board member of Tidewater (NYSE-listed under “TDW”) from 2017 to 2020. TDW owns and operates one of the largest fleets of offshore support vessels in the industry, supporting offshore energy exploration and production activities worldwide. She chaired the TDW’s Nominating/Governance Committee and served on the TDW’s Audit Committee.

Ms. Day has an extensive background as an owner/operator of public companies, a senior lending officer, and as an advisor on mergers and acquisitions and restructuring transactions. Prior to founding Day & Partners, LLC in 2011, Ms. Day served as interim Chief Executive Officer of DHT Maritime, Inc., a NYSE-listed owner/operator of 12 crude oil tankers. Previously, Ms. Day was Managing Director at the Seabury Group, a transportation advisory firm. She was the Division Head of JP Morgan’s shipping group in New York and served as the Senior Lending Officer for the bank’s shipping clients in Asia, Europe, and the Americas. She served as a director of TBS International Ltd. from 2001 to 2012, Director of Ocean Rig ASA, in Oslo, Norway, an operator of ultra-deep-water oil rigs, from 2008 to 2009, and Director of DHT Maritime, Inc. from 2005 to 2013. In 2014, Ms. Day was appointed as an independent director alongside appointees from Angelo, Gordon & Co. and Oaktree Capital Management to the board of Excel Maritime Carriers Ltd.

Ms. Day holds a B.A. degree from the School of International Relations at the University of Southern California. Ms. Day is a graduate of the Senior Executive Program in International and National Security at the Harvard Kennedy School and a graduate of the Directors College at Stanford University. She is also a director of the American-Georgian Business Council in Washington, DC, which is the official trade council between the U.S. and the Republic of Georgia.

The Board of Directors selected Ms. Day as a Director because it believes that Ms. Day brings valuable management, financial and corporate governance experience to the Board of Directors.

Justin A. Knowles, age 53, has served as a Director of the Company since November 2014 and is the Chairman of our Audit Committee (the “Audit Committee”).

Mr. Knowles graduated from the University of Edinburgh in 1990 with a M.A. Hons degree in Accounting and Economics before joining Ernst & Young, where he trained and qualified as a Chartered Accountant. In 1994 he left Ernst & Young to join the Bank of Scotland, initially working in various head office roles, before joining the Bank of Scotland’s Shipping Finance team in 1999. Mr. Knowles spent 13 years working in senior roles within the shipping team, in both loan origination and debt restructure/work-out units, working with a wide variety of public and private shipping companies.

In 2012, Mr. Knowles left banking to establish Dean Marine Advisers Ltd., a United Kingdom-based shipping finance consultancy that works with banks, financial institutions and ship owners providing strategic advice on shipping projects and investments.

The Board of Directors selected Mr. Knowles to serve as a Director because it believes he has valuable business and management experience and important perspectives on issues facing our Company. Mr. Knowles's experience enables him to provide insight, guidance and strategic direction to the Board of Directors. Mr. Knowles has a strong financial background, including an understanding of financial statements, corporate finance, accounting and capital markets.

Bart Veldhuizen, age 55, has served as a Director of the Company since November 2014. Mr. Veldhuizen has been working in the shipping industry since 1994 on both the banking and non-banking sides. He started his career with Van Ommeren Shipping, a Dutch public shipping and storage company, after which he joined DVB Bank SE as a shipping banker working in both Rotterdam and Piraeus. In 2000, he joined Smit International, a publicly listed maritime service provider active in salvage, marine contracting and harbor towage. After working for Smit International in both Greece and Singapore, Mr. Veldhuizen returned to the Netherlands to work with NIBC Bank, a Dutch-based merchant bank. From August 2007 until October 2011, he was the Managing Director and Head of Shipping of Lloyds Banking Group plc in London. In this capacity, Mr. Veldhuizen managed the combined Lloyds Bank and Bank of Scotland’s shipping loan and lease portfolio. From 2015 to 2017, Mr. Veldhuizen was on the Board of Managing Directors of DVB Bank SE where he was responsible for the bank’s shipping and offshore franchises. Through his private company Aquarius Maritime Capital Ltd, he advises various credit funds and private equity firms on a variety on shipping investments in both the credit and hard asset classes.

Mr. Veldhuizen holds a degree in Business Economics from the Erasmus University in Rotterdam, the Netherlands. Mr. Veldhuizen is a former Director of Seadrill Partners LLC (NYSE-listed under “SDLP”), Golar LNG Partners LP (Nasdaq-listed under “GMLP”) and Diamond S Shipping Inc. (NYSE-listed under “DSSI”). The Board of Directors selected Mr. Veldhuizen to serve as a Director because it believes that Mr. Veldhuizen brings valuable banking and financial expertise. Mr. Veldhuizen brings over 25 years of experience in international banking specialized in shipping to the Board of Directors.

Gary Vogel, age 56, has served as Chief Executive Officer and Director of the Company since September 2015. Prior to joining our Company, Mr. Vogel was chief executive officer of Clipper Group Ltd., a ship-owning and operating company headquartered in Copenhagen, Denmark. He was also a partner and served as a director of Clipper Group, Ltd. Mr. Vogel previously held the positions of co-chief executive officer of Clipper Group Ltd. and chief executive officer of Clipper Bulk, a division of Clipper Group Ltd., which he joined in 2000. Before Clipper Group Ltd., Mr. Vogel was president of Van Ommeren Bulk Shipping (USA), Inc.

Mr. Vogel graduated from the U.S. Merchant Marine Academy in 1988 with a Bachelor of Science degree in Marine Transportation as well as a U.S. Coast Guard Unlimited Tonnage 3rd Officers License. Subsequently, he served as an officer in the U.S. Naval Reserve.

Mr. Vogel currently serves as a director of SFL Corporation Ltd (NYSE-listed under “SFL”) and on the Lloyd’s Register North America Advisory Committee. He is also a former board member of the American Institute for International Steel. The Board of Directors selected Mr. Vogel to serve as a Director because it believes that Mr. Vogel brings valuable business, leadership and executive management experience and insights into many aspects of the operations within the shipping industry to the Board of Directors.

Gary Weston, age 65, has served as a Director of the Company since November 2014 and was the Chairman of the Company’s Compensation Committee (the “Compensation Committee”) until March 1, 2021. Since March 1, 2021, Mr. Weston has served as the Chairperson of the Nominating and Governance Committee. From 2004 until 2011, Mr. Weston was the Chief Executive Officer of Transport Maritime S.A.M (“CTM”) and from 2011 until his retirement in December 2015, Executive Chairman of CTM. At the same time, he was Director and Chief Executive Officer of various affiliated companies controlled by the Ceres Group of Companies, including CBC Holdings Ltd., DryLog Ltd., Carras Ltd. and Tara Ltd. From 1998 to 2004, Mr. Weston was the Executive Chairman of H. Clarkson & Co. Ltd. and Chief Executive Officer of Clarksons PLC, the world’s largest shipbroker and the leading provider of integrated shipping services.

Mr. Weston started his career at H. Clarkson & Co. Ltd. in 1979 as a trainee shipbroker. In addition to his role at CTM, from 2006 to 2011, Mr. Weston was Chairman of the Investors Committee for Global Maritime Investments, a privately-owned freight trading group. From 1992 to 2004, he was a director with the International Transport Intermediaries Club, a professional indemnity insurer of service providers in the transport and offshore industries. From 2016 to 2018, he was a director of Crystal Maritime Services (Malta) Limited and Crystal Maritime Trading (Malta) Limited, privately owned shipping companies. Since 2006, he has served as a non-executive director of the United Kingdom Freight Demurrage and Defence Association Limited, a leading provider of legal defense services in the shipping industry and from April 2020, Mr. Weston served as a non-executive director of Wah Kwong Transport Holdings Limited, a privately-owned shipping company.

Mr. Weston is a member of the Chartered Institute of Logistics and Transport. He received a B.Sc. in Maritime Studies from the University of Wales, in Cardiff. The Board of Directors selected Mr. Weston to serve as a Director because it believes that Mr. Weston brings valuable management and financial experience to the Board of Directors, including extensive experience with commercial and technical ship managers. Mr. Weston has a strong operations background and has experience with vessel acquisition opportunities.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1, THE ELECTION OF PAUL M. LEAND, JR., RANDEE E. DAY, JUSTIN A. KNOWLES, BART VELDHUIZEN, GARY VOGEL AND GARY WESTON AS DIRECTORS.

CORPORATE GOVERNANCE
Meetings of the Board of Directors

The Board of Directors held nine meetings in 2021. Each Director attended at least 75% of the aggregate meetings of the Board of Directors, and meetings held by all committees on which such Director served, during the period for which such Director served. The Board of Directors met in executive session seven times during 2021.

Directors are invited to attend the 2022 Annual Meeting. Each Director attended the Company’s 2021 Annual Meeting of Shareholders.

Director Independence

The Board of Directors affirmatively determined that the following Directors, including each Director serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee, satisfy the independence requirements of Rule 5605(a)(2) of Nasdaq’s listing standards: Paul M. Leand, Jr., Randee E. Day, Justin A. Knowles, Bart Veldhuizen and Gary Weston. The Board of Directors also determined that all members of the Audit Committee, Compensation Committee and Nominating and Governance Committee are independent under applicable Nasdaq and SEC rules for committee members.

There is no family relationship between any of the Director nominees or executive officers of the Company.

Director Terms

The Directors serve until the next Annual Meeting of Shareholders or until their office shall otherwise be vacated pursuant to our By-laws.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Governance Committee, the respective members and functions of which are described below. Current charters describing the nature and scope of the responsibilities of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee are posted on our website at www.eagleships.com under the headings “Investor Relations-Corporate Governance” and are available in print upon request to Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

Audit Committee

The Company’s Audit Committee is comprised of Justin A. Knowles (Chairman), Randee E. Day and Gary Weston, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules. The Board of Directors has determined that Justin A. Knowles and Randee E. Day are audit committee “financial experts” as such term is defined in applicable SEC rules, and that they have the requisite financial management expertise within the meaning of Nasdaq rules and regulations.

As directed by its written charter, the Audit Committee is responsible for, among other duties, appointing and overseeing the work of, and relationship with, the independent auditors, including reviewing their formal written statement describing the Company’s internal quality-control procedures and any material issues raised by the internal quality-control review or peer review of the Company or any inquiry or investigation by governmental or professional authorities and their formal written statement regarding auditor independence; reading and discussing with management and the independent auditors the annual audited financial statements and quarterly financial statements, and preparing annually a report to be included in the Company’s proxy statement; providing oversight of the Company’s accounting and financial reporting principles, policies, controls, procedures and practices; and discussing with management polices with respect to risk assessment and risk management. In addition, the Board of Directors has tasked the Audit Committee with reviewing transactions with related parties. The charter for the Audit Committee is available on our website at www.eagleships.com under the “Investors-Governance” caption. The Audit Committee held six meetings during 2021.

Compensation Committee

The Company’s Compensation Committee was comprised of Randee E. Day (Chairwoman), Paul M. Leand, Jr. and Bart Veldhuizen, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

As directed by its written charter, the Compensation Committee, among other duties, makes recommendations to the Board of Directors as to the Company’s general compensation philosophy; reviews and approves those corporate goals and objectives established by the Board of Directors that are relevant to the compensation of the Company’s Chief Executive Officer and evaluates the performance of the Company’s Chief Executive Officer and other executive officers and determines executive officer compensation, including benefits and perquisites; and reviews and approves employment, severance or change in control agreements. In addition, the Compensation Committee evaluates and recommends, for approval by the Board of Directors, the appropriate level of compensation and fees for Board of Director committee service by non-employee Directors. The Compensation Committee held four meetings during 2021.

The Company's executive compensation is determined by the Compensation Committee. Although not required under the Compensation Committee's charter (the "Compensation Committee Charter"), the Company's executive compensation for 2021 has been ratified by the unanimous consent of the full Board of Directors. The charter for the Compensation Committee is available on our website at www.eagleships.com under the “Investors- Governance” caption.

Role of the Compensation Consultant

In accordance with the Compensation Committee Charter, the Compensation Committee has the authority to engage, retain and terminate a compensation consultant. The Compensation Committee also has the sole authority to approve the fees of such consultant. The Compensation Committee engaged ClearBridge Compensation Group LLC (“ClearBridge”) as its independent compensation consultant. ClearBridge reports directly to the Compensation Committee, which has authority under the Compensation Committee Charter to retain compensation consultants, although its representatives may also meet with management from time to time. The Compensation Committee did not direct ClearBridge to perform its services in any particular manner or under any particular method.

Services performed by ClearBridge for the Compensation Committee include but are not limited to:

1.    analysis and recommendations of peer group companies for compensation benchmarking purposes;

2.    preparation of competitive benchmarking reviews regarding executive compensation;

3.    review of cash bonuses paid to named executive officers;

4.    review of non-employee director compensation program;

5.    evaluation of compensation program design for 2021 and

6.    analysis of current trends in executive compensation, and updates regarding applicable legislative and governance activity.

The Compensation Committee determined that the services provided by ClearBridge to the Compensation Committee did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of ClearBridge under the applicable rules adopted by the SEC and incorporated into the Nasdaq Corporate Governance Requirements. In making this assessment, the Compensation Committee also considered ClearBridge's written correspondence to the Compensation Committee that affirmed the independence of ClearBridge and the consultants and employees who provide services to the Compensation Committee on executive compensation matters.

Nominating and Governance Committee
The Company’s Nominating and Governance Committee is comprised of Gary Weston (Chairman), Paul M. Leand, Jr., and Bart Veldhuizen, each of whom qualifies as independent under the applicable Nasdaq listing requirements and SEC rules.

As directed by its written charter, the Nominating and Governance Committee, among other duties, assists the Board of Directors in identifying and evaluating qualified individuals to become members of the Board of Directors, and proposing nominees for election to the Board of Directors and to fill vacancies; considers nominees duly recommended by shareholders for election to the Board of Directors; and evaluates annually the independence of each member of the Board of Directors under applicable Nasdaq listing requirements and SEC rules. The charter for the Nominating and Governance Committee is available on our website at www.eagleships.com under the “Investors-Governance” caption. The Nominating and Governance Committee held two meetings in 2021.

Nomination of Directors

Nominees for our Board of Directors are selected by the Board of Directors based upon the recommendation of the Nominating and Governance Committee in accordance with the policies and principles set forth in the Nominating and Governance Committee’s charter and our corporate governance guidelines. The Nominating and Governance Committee seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. This assessment will include an individual’s independence, as well as consideration of diversity (although we have not adopted a formal diversity policy with regard to the selection of Directors), age, skills, necessary experience, soundness of judgment, ability to contribute to a diversity of viewpoints among board members, commitment, time and diligence to effectively discharge board responsibilities, qualifications, intelligence, education and experience to make a meaningful contribution to board deliberations. Directors should be persons of good character and thus should generally have the personal characteristics of integrity, accountability, judgment, responsibility, high performance standards, commitment, enthusiasm, and courage to express his or her views. The Nominating and Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company.

The Nominating and Governance Committee identifies potential candidates by asking current Directors and executive officers to notify the Nominating and Governance Committee if they become aware of persons meeting the criteria described above, who might have an interest in serving as a Director.

Shareholders may recommend qualified persons for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder. Shareholders making a recommendation must follow the requirements made pursuant to our By-laws and submit the same information as that required to be included by the Company in its proxy statement with respect to nominees of the Board of Directors. The shareholder recommendation should be submitted in writing, addressed to: Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

Code of Ethics

The Company’s Code of Ethics, which applies to our directors, executive officers and employees, is available on our website at www.eagleships.com under the "Investors - Governance" caption and copies are available in print upon request to Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902. The Company intends to satisfy any disclosure requirements regarding any amendment to, or waiver from, a provision of this Code of Ethics by posting such information on the Company’s website within four business days after such amendment or waiver.

Communications with the Board of Directors

Shareholders and other interested parties may communicate with members of the Board of Directors, including reporting any concerns related to governance, corporate conduct, business ethics, financial practices, legal issues and accounting or audit matters in writing addressed to the Board of Directors, or any such individual Directors or group or committee of Directors by either name or title, in care of: Secretary of Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

All communications received as set forth above will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our Directors. Materials that are unrelated to the duties and responsibilities of the Board of Directors, such as solicitations, resumes and other forms of job inquiries, surveys and individual customer complaints, or materials that are unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, but will be made available upon request to the Board of Directors, a committee of the Board of Directors or individual Directors as appropriate, depending on the facts and circumstances outlined in the communication.

Board of Directors Leadership Structure

We recognize that different Board of Directors leadership structures may be appropriate for the Company during different periods of time and under different circumstances. We believe that our current Board of Directors leadership structure is suitable for us because it allows us to consider a broad range of opinions in the course of our Board of Directors deliberations, including those with knowledge of the Company’s day-to-day operations and business strategy, as well as those with an experienced independent viewpoint.

Our Board of Directors has determined that the Company should maintain separate roles for our Chairman of the Board of Directors and Chief Executive Officer. We believe this leadership structure is currently in the best interests of the Company and our shareholders, is appropriate given the particular expertise and strengths of our Chairman and Chief Executive Officer and allows the individuals to focus on their primary roles. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. Our Chief Executive Officer has the general responsibility for implementing the policies of the Company and for the management of the day-to-day business and affairs of the Company. Our Chairman has been closely involved with the Company since 2014. Given his unique knowledge, experience and relationship with the Board of Directors, we believe his continued service as Chairman provides significant value to the Company and its shareholders, and that it is beneficial for our Chairman to lead our Board of Directors members as they provide leadership to our management team. In addition, our Chairman contributes significantly to developing and implementing our strategy; facilitating communication among the Directors; developing Board of Directors meeting agendas in consultation with management; and presiding at Board of Directors and shareholder meetings. We believe that having a separate Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of the Company and our shareholders. As a result, we believe that having a separate Chairman can enhance the effectiveness of the Board of Directors as a whole.

Our corporate governance guidelines provide the flexibility for our Board of Directors to modify or continue our leadership structure in the future, as it deems appropriate.

The Role of the Board of Directors in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Company has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout the Company.

The Board of Directors is responsible for overseeing management in the execution of its responsibilities, including assessing the Company’s approach to risk management. The Board of Directors exercises these responsibilities periodically as part of its meetings and also through three of its committees, each of which examines various components of enterprise risk as part of its responsibilities. The Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Nominating and Governance Committee oversees risks associated with the independence of the Board of Directors and succession planning. The Compensation Committee has primary responsibility for risks and exposures associated with the Company’s compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk taking.

An overall review of risk is inherent in the Board of Directors’ evaluation of the Company’s long-term strategies and other matters presented to the Board of Directors. The Board of Directors’ role in risk oversight of the Company is consistent with the Company’s leadership structure; the Chief Executive Officer and other members of senior management are responsible for assessing and managing the Company’s risk exposure, and the Board of Directors and its committees provide oversight in connection with those efforts.

Executive Sessions

Consistent with our corporate governance guidelines, the non-employee Directors of the Board of Directors regularly hold executive sessions. The Audit Committee, in accordance with its charter, meets separately with our executives at regular intervals or as otherwise deemed appropriate throughout the year to review our financial affairs, and meets separately in sessions with the independent auditors at such times as the Audit Committee deems appropriate to fulfill its responsibilities under its charter. The independent Directors met in executive sessions seven times during 2021.

EXECUTIVE OFFICERS
Executive officers are elected by and serve at the discretion of the Board of Directors and shall be a President (or Chief Executive Officer), a Secretary and a Treasurer (or Chief Financial Officer). Set forth below is biographical information regarding our current executive officers (not including any executive officer who is also a nominee for election as a Director, for whom information is set forth under the heading “Nominee Information” above).

1.Frank De Costanzo, age 59, has served as Chief Financial Officer and Secretary of the Company since September 2016. Mr. De Costanzo brings more than 37 years of banking, finance, public company and related leadership experience, with a focus on commodity and related markets. Prior to joining the Company, Mr. De Costanzo served as Senior Vice President and Chief Financial Officer of the Catalyst Paper Corporation, one of North America’s largest pulp and paper companies. Mr. De Costanzo also served as Vice President and Global Treasurer at Kinross Gold Corporation, one of the world’s largest precious metals mining companies, from September 2010 to June 2015. Earlier in his career, he served in positions of increasing responsibility at Pitney Bowes Inc., including Assistant Treasurer, Director of Internal Audit and Finance Director, International, for Pitney Bowes Software. He also worked at The Dai-Ichi Kangyo Bank (now part of the Mizuho Financial Group) and the Union Bank of Switzerland.

Mr. De Costanzo earned a B.S. in Finance from Providence College and an Executive MBA from the University of Connecticut.

EXECUTIVE COMPENSATION
We believe that the leadership and proven talents of our executive team are essential for our continued success and sustained financial performance. The primary objectives of our compensation program are to attract and retain highly qualified personnel for positions of substantial responsibility, and to provide incentives for such persons to perform to the best of their abilities, achieve our strategic objectives, enable the Company to compete effectively in the seaborne transportation industry and to promote the success of our business. Therefore, our compensation program is designed to attract, motivate and retain executives who possess the talent, leadership and commitment needed to operate our business, create and implement new opportunities, anticipate and effectively respond to new challenges, and make and execute difficult decisions.

For the 2021 fiscal year, the Company qualified as a “smaller reporting company” under rules adopted by the SEC. While the Company will no longer qualify as a “smaller reporting company” for purposes of its filings for the fiscal year 2022, the Company has elected, in accordance with the SEC rules, to provide scaled executive compensation disclosure that satisfies the requirements applicable to the Company in its status as a smaller reporting company during 2021. Under the scaled disclosure obligations, the Company is not required to provide, among other things, a compensation discussion and analysis or a compensation committee report, and certain other tabular and narrative disclosures relating to executive compensation. For 2021, the following individuals were our named executive officers (each a “Named Executive Officer” or “NEO” and collectively the “Named Executive Officers” or “NEOs”):

1.Gary Vogel, Director and Chief Executive Officer.
2.Frank De Costanzo, Chief Financial Officer and Secretary.
Mr. Vogel is an NEO based on his position as the Company’s Chief Executive Officer. Mr. De Costanzo is an NEO by reason of being the Company’s only other executive officer as well as being the Company’s Chief Financial Officer, and thus its most highly compensated executive officer other than its Chief Executive Officer who was serving as an executive officer as of December 31, 2021. Detailed information on the compensation for our NEOs is presented in the following tables and accompanying narrative.

Business Highlights

The Company achieved record results during 2021 as it was able to capitalize on the underlying strength of the drybulk market:

•Generated Revenues, net of $595 million

•Realized net income of $185 million, or $14.91 per basic share

•Instituted a dividend policy on October 1, 2021, and declared quarterly dividends of $2.00 per share and $2.05 per share for the third and fourth quarters, respectively.

•Executed a $400 million comprehensive refinancing, lowering cost of debt and extending maturity duration to 2026
◦New facility consists of a $300 million term loan and a $100 million revolver facility

In fiscal year 2021, the LTI program transitioned from granting awards following the year that they are intended to cover based on performance in the prior year (i.e., February 2021 award was granted to cover 2020 compensation and performance) to granting awards during the year in which they cover (i.e., September 2021 awards were granted to cover 2021 compensation). As a result, 2021 compensation in the Summary Compensation Table reflects two years’ worth of LTI awards. The total compensation for 2021 in the Summary Compensation Table excluding the February 2021 grant (that is intended to cover 2020 compensation) was $3.4 million for Mr. Vogel and $1.5 million for Mr. De Costanzo.

2021 SUMMARY COMPENSATION TABLE
The following Summary Compensation Table sets forth the compensation of our NEOs for the fiscal years ending on December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Gary Vogel (Chief Executive Officer)	2021	678,410	1,085,000	2,146,013	34,424	3,943,847
	2020	675,000	761,112	207,000	32,496	1,675,608
Frank De Costanzo (Chief Financial Officer and Secretary)	2021	425,000	300,000	1,051,594	34,424	1,811,018
	2020	425,000	172,875	48,300	31,496	677,671

(1)
On February 19, 2021, the Company granted time-based shares of restricted stock to Mr. Vogel and Mr. De Costanzo. On September 3, 2021, the Company granted time-based shares of restricted stock to Mr. Vogel and Mr. De Costanzo. On September 3, 2021, the Company granted performance-based shares of restricted stock to Mr. Vogel and Mr. De Costanzo. The amounts shown above reflect the aggregate grant date fair value of such awards, computed in accordance with the FASB’s ASC Topic 718. The assumptions used in calculating these amounts are incorporated herein by reference to Note 13 to the Company’s consolidated financial statements, set forth in the Form 10-K for the fiscal year ended December 31, 2021, as filed on March 14, 2022.

(2)	Amounts shown in this column also include Company matching contributions to the 401(k) Plan of $17,400 and $17,100 for 2021 and 2020, respectively for Mr. Vogel. The Company contributed $17,400 and $17,100 to the 401(k) Plan on behalf of Mr. De Costanzo for 2021 and 2020, respectively. Amounts shown in this column also include supplemental health premiums paid for Mr. Vogel and Mr. De Costanzo of $17,024 for each in 2021. The supplemental health premiums paid in 2020 were $15,396 and $14,396 for Mr. Vogel and Mr. De Costanzo, respectively.

Outstanding Equity Awards at Fiscal Year End 2021
The following table summarizes the equity awards held by the NEOs as of December 31, 2021:

Name and Principal Position	Issuance Date	Number of Securities Underlying Unexercised Options (#)(1)		Options Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#) (2) and (3)	Market Value of Shares or Units of Stock That Have not Vested ($) (4)
Gary Vogel (Chief Executive Officer)		Exercisable	Unexercisable
	9/3/2021	—	—	—	—	32,540	1,480,570
	2/19/2021	—	—	—	—	18,756	853,398
	5/14/2020	—	—	—	—	14,286	650,013
	1/2/2019	—	—	—	—	10,774	490,217
	3/1/2017	33,928	—	38.92	3/1/2022	—	—
Frank De Costanzo (Chief Financial Officer and Secretary)	9/3/2021	—	—	—	—	15,545	707,298
	2/19/2021	—	—	—	—	9,841	447,766
	5/14/2020	—	—	—	—	3,334	151,697
	1/2/2019	—	—	—	—	2,996	136,318

(1)	The options granted on March 1, 2017 to Mr. Vogel vested in four substantially equal installments on each of the following dates: (i) March 1, 2018 (ii) March 1, 2019, (iii) March 1, 2020 and (iv) March 1, 2021. The above options have a five-year term and are subject to the NEO’s continued employment with the Company on each applicable vesting date.
(2)
On September 3, 2021, the Company granted 32,540 shares of restricted stock to Mr. Vogel, which vest in three equal installments, subject to the achievement of the respective performance criteria for the performance-based shares, on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024 with the TSR performance shares subject to a one-year holding period after vesting. On February 19, 2021, the Company granted 18,756 shares of restricted stock to Mr. Vogel, which vest in three equal installments on each of the following dates: (i) January 2, 2022, (ii) January 2, 2023 and (iii) January 2, 2024. On May 14, 2020, the Company granted 21,428 shares of restricted stock to Mr. Vogel, which vests in three substantially equal installments on each of the following dates: (i) January 2, 2021, (ii) January 2, 2022 and (iii) January 2, 2023. On January 2, 2019, the Company granted 32,321 shares of restricted stock to Mr. Vogel, which vest in three substantially equal installments on each of the following dates: (i) January 2, 2020, (ii) January 2, 2021 and (iii) January 2, 2022. All the above restricted stock grants are subject to Mr. Vogel’s continued employment with the Company on each applicable vesting date. The forfeiture conditions and the accelerated vesting conditions applicable to these awards are described under the sections entitled “Potential Payments Upon Termination or Change-In-Control.”

(3)
On September 3, 2021, the Company granted 15,545 shares of restricted stock to Mr. De Costanzo, which vest in three equal installments, subject to the achievement of the respective performance criteria for the performance-based shares, on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024 with the TSR performance shares subject to a one-year holding period after vesting. On February 19, 2021, the Company granted 9,841 shares of restricted stock to Mr. De Costanzo, which vest in three equal installments on each of the following dates: (i) January 2, 2022, (ii) January 2, 2023 and (iii) January 2, 2024. On May 14, 2020, the Company granted 5,000 shares of restricted stock to Mr. De Costanzo, which vest in three substantially equal installments on each of the following dates: (i) January 2, 2021, (ii) January 2, 2022 and (iii) January 2, 2023. On January 2, 2019, the Company granted 8,986 shares of restricted stock to Mr. De Costanzo, which vest in three equal installments on each of the following dates: (i) January 2, 2020, (ii) January 2, 2021 and (iii) January 2, 2022. All the above restricted stock grants are subject to Mr. De Costanzo’s continued employment with the Company on each applicable vesting date. The forfeiture conditions and the accelerated vesting conditions applicable to these awards are described under the sections entitled “Potential Payments Upon Termination or Change-In-Control.”

(4)
The market value of the unvested shares was calculated by multiplying the number of shares outstanding as of December 31, 2021 by the closing price of the Common Stock as of December 31, 2021, which was $45.50 per share (the “Closing Price”).

Narrative Disclosure to Summary Compensation Table

The Compensation Committee believes it is critical to align executives’ compensation with Company performance and long-term shareholder value creation. Provided below are the elements of compensation provided to the Named Executive Officers in fiscal year 2021 and commentary on each element:

Element	Description	Commentary

Salary
(i) Fixed level of compensation primarily determined based on the role, job performance and experience

(ii) On October 29, 2021, the Company entered into an amended and restated employment agreement with Mr. Vogel in which his base salary was increased from $675,000 to $695,000 per year
(i) Intended to compensate NEOs for day-to-day services performed, based on competitive market rates

Annual Incentive Plan (“AIP”)	(i) Each NEO has a target bonus opportunity set as a percentage of base salary, specifically - Mr. Vogel: 125% of salary - Mr. De Costanzo: 50% of salary	(i) The bonus program aligns executives’ compensation with various financial, operational, and strategic performance measures that are critical for generating long-term, sustainable shareholder value creation.

(ii) Based on the Compensation Committee’s assessment of performance versus the pre-established performance metrics, 2021 actual bonuses were as follows:

a. Mr. Vogel: $1,085,000 (129% of target bonus opportunity)

b. Mr. De Costanzo: $300,000 (141% of target bonus opportunity)

(ii) Payouts are based on the assessment of both Company and individual performance versus the following key metrics:
   - Market Outperformance
   - Relative Cost Control
   - Relative RightShip Rating
   - Governance and Enterprise Risk Management
   - Financial Planning, Reporting and Strategic Capital Allocation
- Individual performance

Long-Term Equity Incentives ("LTI")
(i) In 2020, the Compensation Committee set the target value of the LTI opportunity as follows:
   - Mr. Vogel: 150% of base salary
   - Mr. De Costanzo: 125% of base salary

(ii) The Compensation Committee determined these target values after considering each executives role, responsibilities, experience, historical performance and external market context.

(iii) In 2021, the Compensation Committee reviewed the LTI program and adopted a program that consists of 40% time-vested restricted stock and 60% performance-vested stock with vesting based on earnings per share (“EPS”) and relative total shareholder return (“TSR”) (see below for more detail)

(iv) In 2021, the Company entered into an amended employment agreement with Mr. Vogel which provides for an annual LTI target opportunity of 175% of base salary.
(i) Restricted stock grants align executives’ compensation with our stock price and shareholder value creation while serving to motivate and retain our executives.

(ii) Performance stock awards align executives’ compensation with key performance metrics for the company and balance achievement of financial goals through the EPS shares, as well as achievement of relative shareholder value creation through the relative TSR shares.

The following is a narrative summary of the Compensation Committee’s actions during 2021 and the compensation and benefit arrangements included in the summary compensation table and the outstanding equity awards table.

2021 Advisory Vote on Executive Compensation and Company Response

While 80.4% support of the Company’s 2021 “Say-on-Pay” proposal indicated robust support for the Company’s executive compensation program, the Compensation Committee is keenly interested in understanding shareholders’ views when making decisions relating to executive compensation.

As it related to 2021 compensation, the Compensation Committee took the following actions:

•Adopted a formulaic AIP tied to key financial, strategic and individual metrics for the Company

•Shifted the LTI program from granting time-vested restricted stock (where the target value was adjusted based on prior year performance) to granting time-vested restricted stock (40%) and performance-vested restricted stock (60%); vesting of performance-vested restricted stock is tied to absolute EPS, and relative TSR goals

•Entered into an amended and restated employment agreement with the CEO Mr. Vogel

Peer Group

The Compensation Committee believes that it is important to use a peer group to assess the external market context to ensure the compensation program is competitive and continues to attract, retain, and motivate key talent. The peer group is one of many factors used to inform the Compensation Committee’s decisions related to compensation levels and program design. The peer group includes companies in seaborne transportation industries with similar size as the Company (based on revenue, with secondary focus on market capitalization) and public disclosure of compensation levels and practices. The size of the peer group is limited due to the lack of companies that fulfill these industry, size and disclosure criteria. For 2021, the peer group consisted of (no change from 2020):

•     DHT Holdings
•     Dorian LPG
•     Genco Shipping & Trading
•     International Seaways
•     Pacific Basin Shipping

Annual Incentive Plan (“AIP”)

In 2021, the Compensation Committee adopted the AIP which provides the NEOs with the opportunity to earn a bonus based on performance versus pre-established financial / strategic goals (80% weighting), and individual performance (20% weighting). The AIP is intended to align the NEOs’ compensation with the key financial and strategic initiatives for the company in 2021.

Financial / strategic goals (80% weighting) are based on market outperformance, relative cost-control, relative RightShip rating, governance and enterprise risk management, and financial reporting and strategic capital allocation. Individual performance (20% weighting) is based on the Compensation Committee’s qualitative assessment of the NEO’s individual performance. The payout opportunity ranges from 0% to 150% of target for all metrics with the exception of market outperformance, which has a payout opportunity range of 0% to 200%.
•Relative metrics are based on performance versus the following shipping companies: Diana Shipping Inc., Genco Shipping & Trading Limited, Golden Ocean Group Limited, Pacific Basin Shipping Limited, Pangaea Logistics Solutions, LTD, Safe Bulker, Inc., Star Bulk Carriers Corp.

In 2021, based on the Company’s performance versus the pre-established criteria as described above, and factoring each NEO’s specific weightings versus each metric, the Compensation Committee awarded a payout of $1,085,000 for Mr. Vogel (129% of target) and $300,000 for Mr. De Costanzo (141% of target).

Long-Term Equity Incentives

The Company maintains two long-term equity incentive plans under which the NEOs have been granted awards: (i) the Eagle Bulk Shipping Inc. 2014 Equity Incentive Plan and (ii) the Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan. The Company adopted the 2016 Plan on November 7, 2016. Following shareholder approval of the 2016 Plan on December 15, 2016, the 2016 Plan replaced the 2014 Plan, and no other awards will be granted under the 2014 Plan. Outstanding awards under the 2014 Plan will continue to be governed by the terms of the 2014 Plan until exercised, expired or otherwise terminated or cancelled.
The Compensation Committee believes that the effective use of long-term, stock-based incentive compensation has been integral to the Company’s success and is vital to its ability to achieve strong performance in the future and, therefore, delivers a portion of each executive’s incentive compensation in the form of equity. These awards are intended to align the interests of our executives with those of our shareholders, enhance the personal stake of executive officers in the growth and success of the Company, provide an incentive for the executive officers’ continued service at the Company, and provide an opportunity for executives to increase their stock ownership levels.

In 2021, to further align the program with shareholder value creation and key financial metrics for the Company, the Compensation Committee shifted the LTI program from granting time-vested restricted stock (where the value of the award varied based on prior year performance) to a mix of time-vested restricted stock (40% weighting) and performance-vested restricted stock (60%).

Time-vested restricted stock vests ratably over three years from the date of grant (1/3 per year). Performance-vested restricted stock is eligible to vest subject to the Company’s achievement of EPS goals (2/3 of performance-vested awards) and relative TSR (1/3 of performance-vested award) goals. 1/3 of earned performance-vested awards vests upon certification of achievement, with the remaining portion vesting 1/3 per year after that.

EPS Restricted Shares: Restricted shares tied to EPS vested based on the Compensation Committee’s certification of performance versus EPS goals. Payouts ranged from 0% to 100% of the number of shares granted (with a target payout of 50% of the number of shares granted). Target (i.e., 50% payout) was set equal to the Board approved budget for 2021. Based on the exceptional year the Company had, the Company delivered EPS of $14.91 per share which exceeded the maximum EPS goal, and as a result 100% of the EPS shares were eligible to vest subject to achievement of additional time-vesting criteria.

Relative TSR Restricted Stock: Number of shares tied to relative TSR vested based on the Company’s TSR versus the performance peer group (i.e., Diana Shipping Inc, Genco Shipping & Trading Limited, Golden Ocean Group Limited, Pacific Basin Shipping Limited, Pangaea Logistics Solutions, LTD, Safe Bulker, Inc., Star Bulk Carriers Corp.). Relative TSR was measured based on the 20-trading day average stock price starting on January 1, 2021 through the 20-trading day average stock price ending on December 31, 2021. Specifically, the number of shares eligible to vest ranged as follows:
•1st vs. Competitors (100% Payout) – Maximum Opportunity
•2nd vs. Competitors (83.5% Payout)
•3rd vs. Competitors (66.5% Payout)
•4th vs. Competitors (50% Payout) – Target Opportunity
•5th vs. Competitors (33.5% Payout)
•6th vs. Competitors (16.5% Payout)
•7th vs. Competitors (0% Payout) – Threshold Opportunity
•Note: If the Company’s relative TSR is negative at the end of the performance period the payout will be capped at the target opportunity of 50%; linear interpolation will be used between targets.

In 2021, the Company achieved a TSR of 105.38% which resulted in 64.1% of eligible shares being earned and eligible to vest subject to achievement of additional time-vesting criteria.

On September 3, 2021, the Company granted 8,937 shares of restricted stock to Mr. Vogel, which vest in three equal installments on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024 (time-vesting shares). On September 3, 2021, the Company granted 23,603 performance-based restricted shares to Mr. Vogel, 17,874 of which are based on earnings per share performance (“EPS performance”) for the year ended December 31, 2021 (where targets were set forth based on the budget established in December 2020) and 5,729 of which are based on relative total shareholder return (“TSR performance”) for the year ended December 31, 2021. The shares vest in three equal installments, subject to the achievement of the respective performance criteria, on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024, with the TSR performance shares subject to a one year holding period post vesting.

On February 19, 2021, the Company granted 9,841 shares of restricted stock to Mr. De Costanzo, which vest in three equal installments on each of the following dates: (i) January 2, 2022, (ii) January 2, 2023 and (iii) January 2, 2024. On September 3, 2021, the Company granted 4,269 shares of restricted stock to Mr. De Costanzo, which vest in three equal installments on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024 (time-based vesting). On September 3, 2021, the Company granted 11,276 performance-based restricted shares to Mr. De Costanzo, 8,539 of which are based on earnings per share performance (“EPS performance”) for the year ended December 31, 2021 (where targets were set forth based on the budget established in December 2020) and 2,737 of which are based on relative total shareholder return (“TSR performance”) for the year ended December 31, 2021. The shares vest in three equal installments, subject to the achievement of the respective performance criteria, on each of the following dates: (i) September 3, 2022, (ii) September 3, 2023 and (iii) September 3, 2024, with the TSR performance shares subject to a one year holding period post vesting.

All the above grants are subject to continued employment with the Company on each applicable vesting date.

As previously mentioned, in 2021, the Company shifted the LTI granting approach from granting LTI awards on a backward-looking basis (i.e., award covered compensation for the prior year), to granting LTI awards in the year the compensation covers. As a result, and as part of this transition, in early 2021, the Company also granted time-vested restricted stock to the NEO’s based on 2020 performance (that is intended to be part of 2020 compensation).

Provided below, is a summary of the LTI grants made in 2021 for 2020 performance and 2020 for 2019 performance.

2021 Awards for 2020 performance
On February 19, 2021, the Company granted 18,756 shares of restricted common stock to Mr. Vogel. The shares of restricted common stock vest in three substantially equal installments on January 2, 2022, January 2, 2023 and January 2, 2024, subject to Mr. Vogel's continued employment with the Company or its affiliate on the applicable vesting date. Any unvested restricted stock generally will be forfeited upon Mr. Vogel’s termination of employment. However, if Mr. Vogel's employment is terminated by the Company without cause or by him for good reason before the last vesting date, he will become vested in the portion of the restricted stock that would otherwise have vested on the next applicable vesting date. If Mr. Vogel's employment is terminated by the Company for cause, both the vested and unvested portion of the restricted stock shall be forfeited.

On February 19, 2021, the Company granted 9,841 shares of restricted common stock to Mr. De Costanzo. The shares of restricted common stock vest in three substantially equal installments on January 2, 2022, January 2, 2023 and January 2, 2024, subject to Mr. De Costanzo's continued employment with the Company or its affiliate on the applicable vesting date. Any unvested restricted stock generally will be forfeited upon Mr. De Costanzo's termination of employment. However, if Mr. De Costanzo's employment is terminated by the Company without cause or by him for good reason before the last vesting date, he will become vested in the portion of the restricted stock that otherwise would have vested on the next applicable vesting date. If Mr. De Costanzo's employment is terminated by the Company for cause, both the vested and unvested portion of the restricted stock shall be forfeited.

2020 Awards for 2019 performance

On May 14, 2020, the Company granted 21,428 shares of restricted common stock to Mr. Vogel. The shares of restricted common stock vest in three substantially equal installments on January 2, 2021, January 2, 2022 and January 2, 2023, subject to Mr. Vogel's continued employment with the Company or its affiliate on the applicable vesting date. Any unvested restricted stock generally will be forfeited upon Mr. Vogel’s termination of employment. However, if Mr. Vogel's employment is terminated by the Company without cause or by him for good reason before the last vesting date, he will become vested in the portion of the restricted stock that would otherwise have vested on the next applicable vesting date. If Mr. Vogel's employment is terminated by the Company for cause, both the vested and unvested portion of the restricted stock shall be forfeited.

On May 14, 2020, the Company granted 5,000 shares of restricted common stock to Mr. De Costanzo. The shares of restricted common stock vest in three substantially equal installments on January 2, 2021, January 2, 2022 and January 2, 2023, subject to Mr. De Costanzo's continued employment with the Company or its affiliate on the applicable vesting date. Any unvested restricted stock generally will be forfeited upon Mr. De Costanzo's termination of employment. However, if Mr. De Costanzo's employment is terminated by the Company without cause or by him for good reason before the last vesting date, he will become vested in the portion of the restricted stock that otherwise would have vested on the next applicable vesting date. If Mr. De Costanzo's employment is terminated by the Company for cause, both the vested and unvested portion of the restricted stock shall be forfeited.

Retirement Benefits

We provide all qualifying full-time employees, including our NEOs, with the opportunity to participate in our tax-qualified 401(k) savings plan. This plan allows employees to defer receipt of earned salary, up to tax law limits, on a tax-advantaged basis. Accounts may be invested in a wide range of mutual funds. We provide a 100% match for the first 6% of salary, subject to limits set by the Internal Revenue Service.

Agreements with our Chief Executive Officer

On October 29, 2021, the Company entered into an amended and restated employment agreement with Gary Vogel, the Company’s Chief Executive Officer, which amended Mr. Vogel’s prior employment agreement, dated as of July 6, 2015, with the Company. Pursuant to this employment agreement, as amended, Mr. Vogel will receive an annual base salary of $695,000, which will be reviewed for increase at such time and in the manner as salaries of senior officers of the Company are reviewed generally. In addition, Mr. Vogel is eligible for a target bonus opportunity of 125% of his annual base salary (actual value can vary above or below target).

During the term of Mr. Vogel’s employment, he will receive annual equity incentive compensation with a target value of 175% of his annual base salary, which will consist of the Company’s common stock with the terms thereof, including the type of award, vesting periods, and performance criteria, if any, being determined by the Compensation Committee, and subject to the terms and conditions set forth in the applicable plan and agreements as determined by the Compensation Committee.

Mr. Vogel is subject to non-solicitation and non-competition covenants during the course of his employment and for 12 months following termination of employment for any reason.

Agreements with our Chief Financial Officer

On September 3, 2016, we entered into an employment agreement with Frank De Costanzo, pursuant to which Mr. De Costanzo was appointed as our Chief Financial Officer and Secretary effective as of September 30, 2016. Pursuant to his employment agreement, Mr. De Costanzo receives an annual base salary of $425,000 and is eligible to receive a discretionary cash bonus as determined by the Compensation Committee with a target amount equal to 50% of his annual base salary. (actual value can vary above or below target based on the Compensation Committee’s discretion).

Mr. De Costanzo is subject to non-solicitation and non-competition covenants during the course of his employment and for 12 months following termination of employment for any reason.

Potential Payments Upon Termination or Change-In-Control

Under his employment agreement, as amended, in the event that Mr. Vogel’s employment is terminated by the Company without cause or by him for good reason, Mr. Vogel will become entitled to receive the following as severance: (i) an amount equal to one and one half times (1.5x) the sum of his annual base salary plus 75% of his target annual bonus and (ii) if he timely elects COBRA continuation coverage, Mr. Vogel will be reimbursed for the costs of COBRA premiums for 18 months following termination. In addition, on his termination without cause or by him for good reason, then all unvested Equity Awards in the Company held by Mr. Vogel will vest and any performance criteria relating to an Equity Award will be deemed satisfied at the target level and any outstanding options held by him will remain exercisable until the later of one year after the date of termination and the original expiration date of such options. If Mr. Vogel’s employment is terminated by reason of his death or disability, the

Company will pay him or his legal representatives his pro rata annual bonus for the year of termination based on actual results and all equity awards held by him will vest as if he remained employed for an additional year beyond the date of termination and any outstanding options held by him will remain exercisable until the earlier of 12 months after the date of termination and the original expiration date of such options.

Under his employment agreement, in the event that Mr. De Costanzo’s employment is terminated by the Company without cause or by him for good reason, Mr. De Costanzo will become entitled to receive the following as severance: (i) an amount equal to the sum of his annual base salary plus 75% of his target annual bonus and (ii) if he timely elects COBRA continuation coverage, Mr. De Costanzo will be reimbursed for the costs of COBRA premiums for 12 months following termination. In addition, on his termination without cause or by him for good reason, all equity awards held by him will vest as if he remained employed for an additional year beyond the date of termination and any outstanding options held by him will remain exercisable until the earlier of one year after the date of termination and the original expiration date of such options. If Mr. De Costanzo’s employment is terminated by reason of his death or disability, the Company will pay him or his legal representatives his pro rata annual bonus for the year of termination based on actual results and all equity awards held by him will vest as if Mr. De Costanzo remained employed for an additional year beyond the date of termination and any outstanding options held by him will remain exercisable until the earlier of 12 months after the date of termination and the original expiration date of such options.
The 2016 Plan and the 2014 Plan each provides that, in the event of a change in control of the Company, the Compensation Committee is authorized to provide for continuation, assumption or substitution of awards, accelerating the exercisability or vesting of awards, or accelerating the termination of awards with either a period for exercise before the occurrence of the change in control or a cash payment in consideration for the cancellation of such awards.

2021 Directors' Compensation

Each of our non-employee directors are paid a cash retainer of $65,000 per year for serving on our Board of Directors. Additionally, our Chairman of our Board of Directors is paid a cash retainer of $140,000 per year. Each of our Directors serving as a Chairman of our Compensation Committee and the Nominating, Governance and Corporate Responsibility Committee are paid an additional cash retainer of $15,000 each per year. Our Director serving as a Chairman of our Audit Committee is paid an additional cash retainer of $25,000 per year. Each of our Directors serving as members of the Compensation Committee and the Nominating, Governance and Corporate Responsibility Committee are paid an additional cash retainer of $10,000 each per year. Each of our Directors serving as members of the Audit Committee are paid an additional cash retainer of $15,000 each per year.

In 2022, the Compensation Committee reviewed the non-employee director compensation program and made market-based adjustments to the director compensation program intended to compensate Directors for their role and time commitment. Specifically, the Compensation Committee approved the following non-employee director compensation program for 2022:
•Annual Cash Retainers:
◦All Board Members: $75,000
◦Audit Committee:
▪Chair: $25,000
▪Member: $15,000
◦Compensation Committee / Nominating and Governance Committee:
▪Chair: $15,000
▪Member: $10,000

◦Chairman of the Board: $75,000 (additional)
•Annual Common Stock Grant:
◦All Board Members: $75,000
◦Chairman of the Board: $15,000 (additional)

The following Director Compensation Table sets forth the compensation of our Directors (who were not NEOs of the Company) for the fiscal year ending on December 31, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards	Non-equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Randee E. Day	95,000	25,017	-	-	-	-	120,017
Justin A. Knowles	90,000	25,017	-	-	-	-	115,017
Paul M. Leand, Jr.	160,000	29,990	-	-	-	-	189,990
Bart Veldhuizen (1)	85,000	25,017	-	-	-	-	110,017
Gary Weston (1)	95,000	25,017	-	-	-	-	120,017

(1)	The stock awards granted to Mr. Weston and Mr. Veldhuizen were issued to entities which are directly controlled by the Directors on their behalf.

Equity Award Grant to Board of Directors

On February 19, 2021, the Company granted to the Board of Directors including the Chairman each of 835 shares of common stock and an additional 166 shares of common stock to the Chairman of the Board of Directors which shares vested in full on the grant date. The shares were granted under the 2016 Plan and the applicable award agreement.

On March 22, 2022, the Company granted to the Board of Directors including the Chairman each of 1,433 shares of common stock and an additional 286 shares of common stock to the Chairman of the Board of Directors which shares vested in full on the grant date. The shares were granted under the 2016 Plan and the applicable award agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s outstanding Common Stock as of April 18, 2022 of:
1.each person, group or entity known to the Company to beneficially own more than 5% of our stock;
2.each of our Directors and Director nominees;
3.each of our NEOs; and
4.all of our Directors and executive officers as a group.

As of April 18, 2022, a total of 13,614,506 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on matters on which common shareholders are eligible to vote.
The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of that security, or “investment power,” which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities as to which that person has a right to acquire beneficial ownership presently or within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.
Beneficial Ownership of Common Stock

Name (1)	Number (2)	Percentage (3)
Gary Vogel (4)	197,127	1.4%
Frank De Costanzo (5)	55,345	*
Randee E. Day (6)	3,533	*
Justin A. Knowles (6)	4,533	*
Paul M. Leand, Jr. (6)	33,418	*
Bart Veldhuizen (6)	4,533	*
Gary Weston (6)	4,533	*
All Directors and Executive Officers as a group (7 persons)	303,022	2.2%
FMR LLC (7)	1,195,611	8.8%
BlackRock, Inc. (8)	710,342	5.2%
Oaktree Capital Management, L.P. (9)	3,781,561	27.8%

* Percentage less than 1% of class.

(1)
Unless otherwise indicated, the business address of each beneficial owner identified is c/o Eagle Bulk Shipping Inc., 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902, and each shareholder has sole voting and investment power with respect to shares listed as beneficially owned by such shareholder.

(2)
Includes “beneficial ownership” of shares of Common Stock outstanding, within the meaning of Rule 13d-3 under the Exchange Act, as well as beneficial ownership of shares issuable within 60 days following April 18, 2022 upon the exercise of outstanding securities, (e.g., options, warrants, rights). However, amounts do not include anti-dilution adjustments to such securities.

(3)
Unless otherwise indicated, based on the total of 13,614,506 shares of Common Stock outstanding as of April 18, 2022. In addition, for purposes of calculating the percentage of shares held by an individual or entity, the number of shares outstanding includes shares issuable within 60 days following April 18, 2022 upon the exercise of outstanding securities, (e.g., options, warrants, rights), but, in each case, such shares are not included in the number of shares outstanding for purposes of computing the percentage of shares held by any other person. However, shares issuable within 60 days following April 18, 2022 upon the exercise of outstanding securities do not include anti-dilution adjustments to such securities.

(4)	Mr. Vogel’s beneficial ownership includes 55,396 shares of unvested restricted Common Stock.
(5)	Mr. De Costanzo’s beneficial ownership includes 25,307 shares of unvested restricted Common Stock.

(6)	The beneficial ownership of each of the directors on our board of directors includes 4,533 shares of vested common stock issued to them on March 22, 2022, February 19, 2021, January 2, 2020, January 2, 2019 and January 10, 2018. Mr. Leand received 10,295 shares of vested common stock granted to him on March 22, 2022, February 19, 2021, January 2, 2020, January 2, 2019, January 10, 2018 and March 1, 2017. For Mr. Veldhuizen, 2,268 of the total shares are held by Aquarius Maritime Capital Ltd., of which Mr. Veldhuizen is the owner. For Mr. Weston, 3,044 of the total shares are held by Weston Shipping Limited, of which Mr. Weston is the owner.
(7)	Based solely on information in the Schedule 13G/A filed on February 9, 2022. FMR LLC, as the parent holding company or control person on behalf of its subsidiaries FIAM LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity Management Trust Company and Strategic Advisers LLC, has sole voting power with respect to 38,510 shares and sole investment power with respect to 1,195,611 shares. Abigail P. Johnson, a Director, the Chairman and the Chief Executive Officer of FMR LLC, has sole voting power with respect to 1,195,611 shares and sole investment power with respect to 1,195,611 shares. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co. LLC”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(8)
Based solely on information in the Schedule 13G filed with the SEC on February 4, 2022 by BlackRock, Inc. According to the report, BlackRock, Inc., acting as a parent holding company, beneficially owns 710,342 shares, of which it and has sole voting power with respect to 697,498 shares and sole dispositive power with respect to 710,342 shares. The address of BlackRock, Inc. is 55 East 52nd Street New York, New York 10055.

(9)
The securities are owned directly by OCM Opps EB Holdings, Ltd. (“EB Holdings”). The securities may also be deemed to be beneficially owned by Oaktree Capital Management, L.P. (“OCM”), solely as the sole director of EB Holdings, Oaktree Holdings, Inc. (“Holdings”), solely as the general partner of OCM, Oaktree Capital Group, LLC (“OCG”), solely as the sole shareholder of Holdings, and Oaktree Capital Group Holdings GP, LLC (“OCGH” and, together with EB Holdings, OCM, Holdings and OCG, the “Oaktree Reporting Persons”), solely as the duly elected manager of OCG. The members of OCGH are Howard S. Marks, Bruce A. Karsh, Jay S. Wintrob, John B. Frank and Sheldon M. Stone, who, by virtue of their membership interests in OCGH, may be deemed to share voting and dispositive power with respect to the shares of common stock held by EB Holdings. Each of the general partners, managing members, directors and managers described above disclaims beneficial ownership of any shares of common stock beneficially or of record owned by the Oaktree Reporting Persons, except to the extent of any pecuniary interest therein. The address of the beneficial owners is c/o Oaktree Capital Group Holdings GP, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071. Shares listed consist of 3,781,561 shares of common stock (as reported in a Form 4 filed on April 7, 2021).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transaction Approval Policy

It is the Company’s policy to enter into or ratify “Related Person Transactions” only when the Board of Directors, acting through the Audit Committee or another independent committee established by the Board of Directors, determines that the Related Person Transaction in question is in, or is not inconsistent with, the best interests of the Company and its shareholders. A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company is, was or will be a participant and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for fiscal years 2021 and 2020, and in which any “Related Person” (as defined in relevant SEC rules) had, has or will have a direct or indirect material interest. A Related Person Transaction includes, but is not limited to, situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to Related Persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. The transactions discussed below were entered into in accordance with the terms of the Company’s Related Persons Transactions policy.

Registration Rights Agreement

On May 13, 2016, the Company entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) with OCM and GoldenTree (and their respective affiliates), which the A&R Registration Rights Agreement provides, among other things, demand and piggyback registration rights with respect to certain securities of the Company, subject to the requirement that such securities qualify as Registrable Securities, as defined therein. During 2021, GoldenTree Asset Management LP, on behalf of certain funds and accounts for which it serves as investment manager (together with such funds and accounts, “GoldenTree”) sold its shares of the Company, including pursuant to a registered secondary offering under the terms of the A&R Registration Rights Agreement. As a result, GoldenTree no longer has registration rights under the A&R Registration Rights Agreement.

Crew Management Agreement

On March 31, 2022, one of our subsidiaries entered into a crew management agreement with OSM Ship Management Cyprus Ltd. (“OSM”), which is an entity affiliated with OCM, whereby OSM provides crew management services to certain of our vessels in exchange for a fee of $2,500 per month for each such vessel.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviewed the Company’s audited financial statements as of and for the year ended December 31, 2021, and discussed them with the Company’s management, addressing, among other things, the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures. The Company’s independent registered public accounting firm for the year ended December 31, 2021, Deloitte & Touche, was responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on its audit of the financial statements. The Audit Committee monitors and reviews the audit. The Audit Committee also reviewed and discussed with Deloitte & Touche the audited financial statements and the matters required by the Public Company Accounting Oversight Board and the SEC and other matters the committee deemed appropriate.
The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, as modified or supplemented, and has discussed with Deloitte & Touche its independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services to the Company is compatible with maintaining such auditors’ independence.
Based on its discussions with management and Deloitte & Touche, and its review of the representations and information provided by management and Deloitte & Touche, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the audited financial statements be included in the Company’s Annual Report for filing with the SEC.
Respectfully submitted,
The Audit Committee
Justin A. Knowles (Chairman)
Randee E. Day
Gary Weston

Fees to Independent Registered Public Accounting Firm
As outlined in the table below, we incurred the following fees for the fiscal years ended December 31, 2021, and 2020 for professional services rendered by Deloitte & Touche for the audit of the Company’s annual financial statements and for audit-related services, tax services and all other services, as applicable.

Fiscal Year	Audit Fees (1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total
Fiscal year ended December 31, 2021	$767,000	$215,000	$36,000	$—	$1,018,000
Fiscal year ended December 31, 2020	$817,230	$110,000	$33,706	$—	$960,936
(1) Audit fees represent fees for professional services provided by our principal accountant in connection with the audit of our consolidated financial statements, the quarterly reviews of financial statements included in our Form 10-Q filings, the reviews of other statutory or regulatory filings and assistance with and review of documents filed with the SEC.
(2) Audit-related fees are fees for assurance and related services that are reasonably related to the performance by our principal accountant of the audit or review of our financial statements that are not audit fees.
(3) Tax fees include fees for professional services performed by our principal accountant for tax compliance, including the preparation of tax returns, and tax advice and tax planning.
(4) All other fees include the aggregate fees for products and services provided by our principal accountant that are not reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

Pre-Approval Policy for Services Performed by Independent Auditor

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the Company’s independent auditor. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent auditor.

The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Audit Committee must give prior approval for any amount or type of service within four categories: audit, audit-related, tax services or, to the extent permitted by law, other services that the independent auditor provides. Prior to the annual engagement, the Audit Committee may grant general pre-approval for independent auditor services within these four categories at maximum pre-approved fee levels. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval and, in those instances, such service will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. For any pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence, whether the auditor is best positioned to provide the most cost effective and efficient service and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved 100% of the services, if applicable, described above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” for the years ended December 31, 2021 and 2020.

PROPOSAL NO. 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Deloitte & Touche as the Company’s independent registered public accounting firm to audit the financial statements of Eagle Bulk Shipping for the fiscal year ending December 31, 2022 and recommends that shareholders vote to ratify this appointment. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the shares present at the Annual Meeting or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche.

If the shareholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders. For a discussion of the fees paid to and the pre-approval policy for services performed by Deloitte & Touche, see the sections above entitled “Fees to Independent Registered Public Accounting Firm” and “Pre-Approval Policy for Services Performed by Independent Auditor.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2, THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2022.

PROPOSAL NO. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Board of Directors is providing shareholders with a non-binding advisory vote on the Company’s executive compensation as reported in this proxy statement. Shareholders are being asked to vote on the following resolution:

“RESOLVED, that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2022 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the executive compensation tables, accompanying narrative disclosures and any related materials.”

Shareholders are encouraged to carefully review the “Executive Compensation Information” section of this proxy statement. Our executive compensation programs play a key role in our ability to attract and retain a highly experienced, successful team to manage our Company and deliver strategic and financial results. We have designed our executive compensation programs to motivate our executives to achieve the business goals set by us and to reward the executives for achieving these goals through a combination of base salary, performance-based incentive compensation, long-term equity incentive compensation, retirement and other benefits and perquisites. We are also committed to containing the cost of the executive compensation programs to a level the Compensation Committee believes is reasonable and appropriate. We believe our executive compensation programs are structured in the best manner possible to support us and our business objectives.

While the vote on executive compensation is non-binding and solely advisory in nature, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation programs.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4:

APPROVAL OF SECOND AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

The Company’s Board of Directors is seeking shareholder approval of the Eagle Bulk Shipping Inc. Second Amended and Restated 2016 Equity Incentive Plan, which amends and restates our 2016 Equity Incentive Plan (the “2016 Plan”). The Board of Directors adopted the amendment and restatement of the 2016 Plan on April 19, 2022, subject to shareholder approval at the Annual Meeting. If approved by our shareholders, the second amendment and restatement of the 2016 Plan will do the following:

•Increase the share reserved under the 2016 Plan by an additional 300,000 shares.
•Update the Plan to reflect changes to the Internal Revenue Code.
•Make other minor administrative changes.

Rationale for Approval

The 2016 Plan was originally adopted by our Board of Directors on November 7, 2016 and approved by our shareholders on December 15, 2016. On June 7, 2019, our shareholders approved an amendment and restatement of the 2016 Plan as adopted by our Board of Directors on April 25, 2019. The purpose of the Plan is to provide officers, directors, employees and consultants of the Company and its subsidiaries whose initiative and efforts are deemed important to the successful conduct of the Company’s business with incentives to enter into and remain in the service of the Company and its subsidiaries, to acquire a proprietary interest in the success of the Company, to maximize their performance and to enhance the long-term performance of the Company.

The Board of Directors believes that the effective use of stock-based, long-term incentive compensation has been integral to the Company’s success in the past and is vital to its ability to achieve strong performance in the future. The 2016 Plan is the only plan pursuant to which we can grant such equity awards, and the limited number of shares remaining available under the 2016 Plan restricts our ability to continue to grant future equity awards. As of April 18, 2022, approximately 99,981 shares remained available for future awards under the 2016 Plan. Our average annual shares issued for the past five years is approximately 128,419 shares. Our Board of Directors does not believe that the number of shares of our common stock remaining available for issuance under the 2016 Plan is sufficient to accomplish the aforementioned purposes of our long-term incentive compensation as we do not recycle shares tendered or withheld to satisfy either the grant or exercise price or participant tax withholding obligations in respect of such awards. The amendment and restatement of the 2016 Plan thus will add 300,000 shares to the 2016 Plan’s share reserve, by increasing the maximum number of shares available for issuance from 1,121,229 shares to 1,421,229 shares.

Summary of the 2016 Plan as Amended and Restated

The following is a summary of the material terms of the 2016 Plan as amended by the second amendment and restatement. This summary is qualified in its entirety by the full text of the 2016 Plan as amended. A copy of the

Second Amended and Restated 2016 Equity Incentive Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. Shareholders are encouraged to review the Second Amended and Restated 2016 Equity Incentive Plan.
Administration

The 2016 Plan is administered by the Compensation Committee or such other committee of the Board of Directors as may be designated by the Board of Directors to administer the 2016 Plan in accordance with the terms of the 2016 Plan (the “Administrator”). Among other responsibilities, the Administrator selects individuals to receive awards, establishes the terms of awards, and administers and takes whatever action it determines to be necessary or advisable in administering the 2016 Plan.

Shares

A maximum of 1,421,229 shares may be issued under the 2016 Plan. Except as provided in the preceding sentence, the shares reserved for issuance under the 2016 Plan are subject to adjustment as provided in the 2016 Plan. Shares deliverable under the 2016 Plan may consist of authorized and unissued shares or treasury shares. The following shares of common stock will again become available for future awards under the 2016 Plan: shares subject to an award granted under the 2016 Plan that remain unissued upon cancellation or termination of the award for any reason, shares of restricted stock granted under the 2016 Plan that are forfeited, and shares in respect of an award that is settled for cash without delivery of shares to the grantee. However, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any award granted under the 2016 Plan will not be available for future awards.

Limitations on Awards

Under the terms of the 2016 Plan, the total number of shares with respect to which incentive stock options may be granted to any one employee of the Company or a “parent corporation” or “subsidiary corporation” (as defined in the 2016 Plan) during any calendar year may not exceed 428,571, subject to adjustment as provided in the 2016 Plan. The total number of shares of common stock with respect to which awards may be granted under the 2016 Plan to any non-employee director during any calendar year may not exceed 71,428, subject to adjustment as provided in the 2016 Plan.

Eligibility

Any Director, officer, employee or consultant of the Company or any of its subsidiaries (including any prospective officer or employee) is eligible to receive awards under the 2016 Plan, as selected by the Administrator. Currently, our Board of Directors consists of six persons, and we have one corporate officer who is not a Director. As of March 31, 2022, we had approximately 90 employees who were eligible to receive awards under the 2016 Plan.

Awards

The 2016 Plan permits the Administrator to grant awards of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, unrestricted stock, other equity-based or equity-related awards, and performance compensation awards.

Options

Options granted under the 2016 Plan are incentive stock options intended to comply with Section 422 of the Code or non-qualified options that are not intended to qualify as incentive stock options. Each option is evidenced by a written award agreement specifying the terms and conditions of the option. The exercise price per share for an option generally will be the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement. Each option becomes exercisable at such times and under such conditions as determined by the Administrator and set forth in the applicable award agreement. An option may not be exercised after the seventh anniversary of the option’s grant date. If an optionee experiences a termination from the Company, any option then exercisable generally will remain exercisable for 90 days, or until the option’s original expiration date if earlier. If the optionee is terminated for cause, all options will immediately terminate. Upon an optionee’s retirement, outstanding options generally will become 100% exercisable and shall remain exercisable for three years from the date of termination, or until the option’s original expiration date if earlier. Upon termination due to the optionee’s death or disability, outstanding options generally become vested and exercisable as though the optionee had remained employed with the Company for an additional year and remain exercisable for one year from the date of termination, or the option’s original expiration date if earlier.

Stock Appreciation Rights

Stock Appreciation Rights, or “SARs,” may be granted under the 2016 Plan. SAR recipients generally have the right to receive from the Company an amount equal in value to the excess, if any, of the fair market value per share at the time of exercise over the exercise price per share of the SAR. SARs may be granted in connection with all or any part of, or independently of, any option granted under the 2016 Plan. The exercise price of each share covered by a SAR generally will equal the fair market value of a share of Common Stock on the date of grant, unless otherwise specifically provided in the award agreement. The Administrator determines whether a SAR shall be settled in cash or shares or any combination thereof. The treatment of SARs in connection with the grantee’s termination from the Company is similar to that with respect to option exercisability following such termination. SARs generally are not exercisable after the seventh anniversary of the date of grant.

Restricted Shares and Restricted Share Units

Restricted shares may be granted under the 2016 Plan. A restricted share is subject to certain transfer restrictions, forfeiture provisions and other terms and conditions specified in the 2016 Plan and the applicable award agreement. Restricted share units may also be granted under the 2016 Plan. A restricted share unit represents an unfunded and unsecured promise to deliver shares or cash in accordance with the terms of the applicable award agreement.

Dividends on any restricted shares may be paid directly to a participant, withheld by the Company subject to vesting of the restricted shares under the terms of the applicable award agreement, or subject to any other restrictions or conditions contained in the applicable award agreement, as determined by the Administrator in its sole discretion. Restricted stock units may include dividend equivalent rights entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unvested, or, if payment of the vested award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying the award if such shares were then outstanding. The Administrator determines whether such payments will be paid at the same time as the underlying dividends are paid or at the time the award vests or is paid out. Payments on such dividend equivalents may be made in cash, shares of Common Stock or other property. Dividend equivalents may be subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator determines.

A grantee’s termination from the Company for any reason other than death, disability or a termination of employment without cause generally will cause the immediate forfeiture of all unvested restricted shares and restricted stock units. If a grantee incurs a termination from the Company without cause or as the result of death or disability, all shares of restricted stock and restricted stock units that have not yet vested as of the date of such termination but that would have vested had the grantee remained employed for an additional year, will immediately vest as of such date. Any dividends or dividend equivalents on restricted stock or restricted stock units that are forfeited upon termination from the Company that have not been directly remitted to the grantee prior to such termination generally are forfeited.

Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such participants and in such amounts and subject to such forfeiture provisions as the

Administrator determines. Unrestricted shares may be granted or sold pursuant to the 2016 Plan in respect of past services or other valid consideration.

Other Stock-Based Awards

The Administrator may grant other equity-based or equity-related awards in such amounts and subject to such terms and conditions as the Administrator determines, provided that any such awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3 under the Securities and Exchange Act.

Dividend Equivalents

In the discretion of the Administrator, an award, other than an option or SAR, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities, other awards or other property, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the participant, withholding of such amounts by the Company subject to vesting of the award, or reinvestment in additional shares, restricted shares or other awards.

Change in Control

In the event of a Change in Control (as defined in the 2016 Plan), the Administrator will have the power to do one or more of the following:

•Provide that awards granted under the 2016 Plan will either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a parent corporation or subsidiary corporation; provided that a grantee who incurs a termination of employment for any reason other than for cause, or who resigns for good reason (as defined in the award agreement or in an applicable employment agreement between the Company and the grantee), concurrent with or within one year following the Change in Control, may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the award on the date of his or her termination of employment (after taking into account any accelerated vesting as determined by the Administrator), until the original expiration date of the award or, if earlier, the later of the date provided for under the 2016 Plan and the date provided for under the applicable award agreement.

•Cancel, effective immediately prior to the occurrence of such event, awards outstanding immediately prior to such event (whether or not then vested or exercisable) and, in full consideration of such cancellation, pay to the holder of such award a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Administrator) of the shares subject to such award (or the value of such award, as determined by the Administrator, if not based on the fair market value of shares) over the aggregate exercise price of such award (or the grant price of such award, if any, if applicable).

•Notify option and SAR holders that each option or SAR will be fully vested and exercisable for a period as the Administrator determines to be reasonable, and will terminate upon the expiration of such period.

Amendment and Termination of the 2016 Plan

The Board of Directors may amend or terminate the 2016 Plan at any time, except that no amendment will be effective without shareholder approval if shareholder approval is required by applicable law or stock exchange requirements, and no amendment or cancellation of the 2016 Plan or any outstanding award may materially impair the rights or materially increase the obligations of any award holder without the consent of the affected holder. The 2016 Plan will remain in effect until November 7, 2026 unless terminated earlier by the Board of Directors.

Prohibition on Repricing Awards

Under the terms of the 2016 Plan, the Administrator is prohibited from repricing, adjusting or amending the exercise price of any option or SAR previously awarded under the 2016 Plan without the approval of our shareholders, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2016 Plan.

Forfeiture; Clawback

The Administrator may specify in the applicable award agreement that any realized gain with respect to options or SARs and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of: (i) a participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its subsidiaries, (ii) a participant’s breach of any employment or consulting agreement with the Company or its subsidiaries, (iii) a participant’s termination of employment for cause, or (iv) a financial restatement that reduces the amount of compensation under the 2016 Plan previously awarded to a participant that would have been earned had results been properly reported.

Federal Income Tax Considerations

The following is a brief summary of certain federal income tax consequences relating to certain awards granted under the 2016 Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Non-Qualified Stock Options

For federal income tax purposes, no income is recognized by a participant upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, an amount equal to the excess of the fair market value of the shares acquired on the date of exercise of such option over the exercise price is taxable to the participant as ordinary income. The participant’s basis for capital gains purposes in the shares acquired is equal to the sum of the exercise price and the amount taxable as ordinary income. Gain or loss on a subsequent disposition of shares acquired pursuant to an option will be treated as capital gain or loss, and will be long-term capital gain or loss depending on the holding period after the date of exercise.

Incentive Stock Options

A participant receiving incentive stock options will not recognize taxable income upon grant or at the time of exercise. However, the excess of the fair market value of the stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. However, a disposition of shares acquired on exercise of an incentive stock option less than two years after the grant date or one year after the exercise date (referred to as a “disqualifying disposition”) generally will result in ordinary taxable income equal to the excess of the fair market value of the shares acquired on the exercise date and the exercise price for those shares, with any excess of the amount received by the participant over the fair market value of the stock on the exercise date being treated as capital gain.

Deferred Compensation Subject to Section 409A and Section 457A

Certain types of awards under the 2016 Plan, including SARs and restricted stock units, may constitute, or provide for, a deferral of compensation subject to Section 409A or 457A of the Code. Unless certain requirements set forth in Section 409A or Section 457A of the Code, to the extent applicable, are complied with, a participant may be taxed earlier than would otherwise be the case at the time of vesting instead of the time of payment and may be subject to an additional 20% income tax and, potentially, interest penalties. To the extent applicable, the 2016 Plan and awards granted thereunder will be interpreted to comply with Sections 409A and 457A of the Code and Treasury regulations and other interpretive guidance. To the extent determined necessary or appropriate by the Administrator, the 2016 Plan and applicable award agreements may be amended to comply with Sections 409A and 457A of the Code or to exempt the applicable awards from Sections 409A and 457A of the Code.

Limitation on the Company’s Deduction

Section 162(m) of the Code generally prohibits a publicly traded company from deducting annual compensation exceeding $1 million per person to the company’s chief executive officer and other “covered employees” as defined in Section 162(m). Prior to 2018, an exception to this deduction limitation was available for compensation qualifying as “performance-based compensation,” which required compliance with certain requirements under Section 162(m) of the Code and the applicable regulations. The 2016 Plan was designed to satisfy these requirements for qualified performance-based compensation and thereby be fully deductible by the Company. As a result of tax legislation enacted at the end of 2017, the exception for performance-based compensation is no longer available for taxable years beginning after December 31, 2017. Accordingly, to the extent the Company is not exempt from United States federal income taxation under the rules of Section 883 of the Code, compensation paid to a covered employee under awards granted under the 2016 Plan will count towards the $1 million deduction limit, and may thereby be partially or fully nondeductible. The Second Amendment and Restatement of the 2016 Plan removes a number of provisions that became inapplicable or obsolete as a result of the 2017 tax legislation.

Acceleration on Change in Control

Under certain circumstances, the granting or enhancement of awards, the accelerated vesting or exercise of stock options or the accelerated lapse of restrictions with respect to other awards in connection with a change in control (as defined in the 2016 Plan) could be deemed an “excess parachute payment” under the golden parachute tax provisions of Code section 280G. If this happens, the participant could be subject to a 20% excise tax and, to the extent the Company is not exempt from United States federal income taxation under the rules of Section 883 of the Code, the Company could be denied a federal income tax deduction.

New Plan Benefits

Because future awards under the 2016 Plan will be granted in amounts and to persons in the sole discretion of the Administrator, the type, number, recipients and other terms of such awards cannot be determined at this time. Therefore, we have omitted the tabular disclosure of the benefits or amounts allocated under the 2016 Plan.

Equity Compensation 2016 Plan Information

The following table sets forth certain information as of December 31, 2021 regarding shares that may be issued under the 2016 Plan.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	47,568	$38.60	191,013
Equity compensation plans not approved by security holders	—	—	—
Total	47,568	$38.60	191,013

(1) Excludes securities reflected in column (a).

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4, THE APPROVAL OF THE SECOND AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder desiring to present a proposal for inclusion in the proxy statement for the Company’s 2023 Annual Meeting of Shareholders pursuant to procedures set forth in Rule 14a-8 of the Exchange Act must deliver the proposal to the Secretary of the Company not later than January 7, 2023, which is 120 calendar days before the anniversary of the date that the proxy statement for the Annual Meeting is being released to shareholders. However, if the date of the 2023 Annual Meeting of Shareholders is more than 30 days from June 14, 2023, the anniversary date of the Annual Meeting, a proposal will be considered timely if we receive it in a reasonable time before we begin to print and send our proxy materials for such meeting. Only those proposals that comply with the Company’s By-laws and the requirements of Rule 14a-8 of the Exchange Act will be included in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders.

Shareholders may also present proposals that are proper subjects for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in the proxy statement, pursuant to Rule 14a-8 of the Exchange Act. To do so, the shareholder must comply with the procedures specified in the By-laws, which have been filed as Exhibit 3.2 to our current report filed on Form 8-K, filed with the SEC on October 16, 2014, and are available in print upon request to the Secretary of the Company. Our By-laws require all shareholders who intend to make proposals at an annual meeting of shareholders to submit their proposals to the Secretary of the Company not fewer than 60 and not more than 90 days before the anniversary date of the previous year’s annual meeting of shareholders. The By-laws also provide that nominations for Director may only be made by the Board of Directors (or an authorized committee of the Board of Directors) or by a shareholder of record entitled to vote who sends notice to the Secretary of the Company not fewer than 60 nor more than 90 days before the anniversary date of the previous year’s annual meeting of shareholders. Any nomination by a shareholder must comply with the procedures specified in the By-laws. To be eligible for consideration at the 2023 Annual Meeting of Shareholders, proposals for inclusion in the proxy statement and any nominations for Director must be received by the Company’s Secretary between March 16, 2023 and April 15, 2023. This advance notice period is intended to allow all shareholders an opportunity to consider all business and nominees expected to be considered at the meeting. However, if the 2023 Annual Meeting of Shareholders is held on a date that is more than 30 days before or after June 14, 2023, the anniversary of the Annual Meeting shareholder proposals that have not been submitted by the deadline for inclusion in the proxy statement and any nominations for Director must be received by the close of business on the tenth day following the earlier of the date on which notice of the 2023 Annual Meeting of Shareholders is mailed or the date on which public disclosure of the date of the 2023 Annual Meeting of Shareholders is made.

All submissions to, or requests from, the Secretary of the Company should be made to: Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is referred to as “householding,” potentially provides extra convenience for shareholders and reduces printing and postage costs for companies.

The Company and some brokers utilize the householding process for proxy materials. In accordance with a notice sent to certain shareholders who share a single address, only one copy of this proxy statement and the Company’s Annual Report is being sent to that address, unless we received contrary instructions from any shareholder at that address. Shareholders who participate in householding will continue to receive separate proxy cards. Householding will continue until you are notified otherwise or until one or more shareholders at your address revokes consent. If you revoke consent, you will be removed from the householding program within 30 days of receipt of the revocation. If you hold your Company stock in “street name,” additional information regarding householding of proxy materials should be forwarded to you by your broker.

If you wish to receive a separate copy of this proxy statement or the Company’s 2020 Annual Report, or would like to receive separate proxy statements and annual reports in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another shareholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Frank De Costanzo, Secretary of Eagle Bulk Shipping Inc., at 300 First Stamford Place, 5th Floor, Stamford, Connecticut 06902 or making a request via telephone at (203) 276-8100.

OTHER MATTERS
As of the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Frank De Costanzo
Frank De Costanzo
Chief Financial Officer and Secretary

Stamford, Connecticut
Dated: April 26, 2022

APPENDIX A: PROPOSED SECOND AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

EAGLE BULK SHIPPING INC.
SECOND AMENDED AND RESTATED
2016 EQUITY INCENTIVE PLAN
(Amended and Restated as of April 19, 2022)
ARTICLE 1
GENERAL

1.1Purpose
The Eagle Bulk Shipping Inc. 2016 Equity Incentive Plan (the “Plan”) is designed to provide certain Key Persons (as defined below), whose initiative and efforts are deemed to be important to the successful conduct of the business of Eagle Bulk Shipping Inc. (the “Company”), with incentives to (a) enter into and remain in the service of the Company or its Subsidiaries (as defined below), (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company.
1.2Administration
(a)Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”), or such other committee of the Board as may be designated by the Board to administer the Plan (the “Administrator”); provided that (i) in the event the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Administrator shall be composed of two or more directors, each of whom is a non-employee director (a “Non-Employee Director”) under Rule 16b-3 (as promulgated and interpreted by the Securities and Exchange Commission (the “SEC”) under the 1934 Act, or any successor rule or regulation thereto as in effect from time to time (“Rule 16b-3”)), and (iii) the Administrator shall be composed solely of two or more directors who are “independent directors” under the rules of any stock exchange on which the Company’s Common Stock (as defined below) is traded; provided further, however, that, (A) the requirements in the preceding clause (i) shall apply only when required to exempt an Award (as defined below) intended to qualify for an exemption under Rule 16b-3, (B) the requirement in the preceding clause (ii) shall apply only when required pursuant to the applicable rules of the applicable stock exchange and (C) if at any time the Administrator is not so composed as required by the preceding provisions of this sentence, that fact will not invalidate any grant made, or action taken, by the Administrator hereunder that otherwise satisfies the terms of the Plan. Subject to the terms of the Plan, applicable law and the applicable rules and regulations of any stock exchange on which the Common Stock is listed for trading, and in addition to other express powers and authorizations conferred on the Administrator by the Plan, the Administrator shall have the full power and authority, in its sole and absolute discretion, to: (1) designate the Persons (as defined below) to receive Awards under the Plan; (2) determine the types of Awards granted to a participant under the Plan; (3) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards; (4) determine the terms and conditions of any Awards; (5) determine whether, and to what extent, and under what circumstances, Awards may be settled or exercised in cash, shares, other securities, other Awards or other property, or cancelled, forfeited or suspended, and the methods by which Awards may be settled, exercised, cancelled, forfeited or suspended; (6) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred, either automatically or at the election of the holder thereof or the Administrator; (7) construe, interpret and implement the Plan and any Award Agreement (as defined below); (8) prescribe, amend, rescind or waive rules and regulations relating to the Plan, including rules governing its operation, and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (9) correct any defect, supply any omission and reconcile any inconsistency in the Plan or any Award Agreement; and (10) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive and binding upon all Persons.
(b)General Right of Delegation. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or any charter, by-laws or other agreement governing the Administrator, the Administrator may delegate all or any part of its responsibilities to any Person or Persons selected by it; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend

Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the 1934 Act, or (ii) officers of the Company (or directors of the Company) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under applicable securities laws (including, without limitation, Rule 16b-3, to the extent applicable), and the rules of any applicable stock exchange. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegatee appointed under this Section 1.2(b) shall serve in such capacity at the pleasure of the Administrator.
(c)Indemnification. No member of the Board, the Administrator or any officer or employee of the Company or any of its Subsidiaries or Affiliates (each such Person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Covered Person shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Articles of Incorporation or Bylaws (in each case, as amended and/or restated). The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Articles of Incorporation or Bylaws (in each case, as amended and/or restated), as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Persons or hold them harmless.
(d)Delegation of Authority to Senior Officers. The Administrator may, in accordance with and subject to the terms of Section 1.2(b), delegate, on such terms and conditions as it determines, to one or more senior officers of the Company the authority to make grants of Awards to Key Persons who are employees of the Company and its Subsidiaries (including any such prospective employee) or consultants of the Company and its Subsidiaries.
(e)Awards to Non-Employee Directors. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards to Non-Employee Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Administrator herein with respect to such Awards.
1.3Persons Eligible for Awards
The Persons eligible to receive Awards under the Plan are those officers, directors, and employees (including any prospective officer or employee) and consultants of the Company and its Subsidiaries (collectively, “Key Persons”) as the Administrator shall select.
1.4Type of Awards
Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) dividend equivalents, (g) unrestricted stock, (h) other equity-based or equity-related Awards and (i) performance compensation awards that the Administrator determines are consistent with the purposes of the Plan and the interests of the Company, all as more fully set forth in the Plan. The term “Award” means any of the foregoing that are granted under the Plan. No incentive stock option (other than an incentive stock option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended (the “Code”) applies) may be granted under the Plan to a Person who is not eligible to receive an incentive stock option under the Code.

1.5Shares Available for Awards; Adjustments for Changes in Capitalization
(a)Maximum Number. Subject to adjustment as provided in Section 1.5(c), the aggregate number of shares of common stock of the Company, par value $0.01 (“Common Stock”), with respect to which Awards may at any time be granted under the Plan shall be 1,421,229. The following shares of Common Stock shall again become available for Awards under the Plan: (i) any shares that are subject to an Award under the Plan and that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; (ii) any shares of restricted stock forfeited pursuant to the Plan or the applicable Award Agreement; provided that any dividend equivalent rights with respect to such shares that have not theretofore been directly remitted to the grantee are also forfeited; and (iii) any shares in respect of which an Award is settled for cash without the delivery of shares to the grantee. Any shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall not again become available to be delivered pursuant to Awards under the Plan.
(b)Source of Shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock or treasury shares. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.
(c)Adjustments.
(i)In the event that any dividend or other distribution (whether in the form of cash, Company shares, other securities or other property), stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase or exchange of Company shares or other securities of the Company, issuance of warrants or other rights to purchase Company shares or other securities of the Company, or other similar corporate transaction or event, other than an Equity Restructuring (as defined below), affects the Company shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan, including with respect to individual limitations in Sections 1.5(d).
(ii)The Administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 1.5(c)(i) or the occurrence of a Change in Control (as defined below), other than an Equity Restructuring) affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, including providing for (A) adjustment to (1) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price (as defined below) with respect to any Award and (B) a substitution or assumption of Awards, accelerating the exercisability or vesting of, or lapse of restrictions on, Awards, or accelerating the termination of Awards by providing for a period of time for exercise prior to the occurrence of such event, or, if deemed appropriate or desirable, providing for a cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award (it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value (as defined below) of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); provided, however, in each case that with respect to Awards of incentive stock options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422(b) of the Code or any successor provision thereto; and, provided further, however, that with respect to options and stock appreciation rights, unless otherwise determined by the Administrator, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code.
(iii)In the event of (A) a Change in Control, (B) a dissolution or liquidation of the Company, (C) a sale of all or substantially all the Company’s assets or (D) a merger, reorganization or consolidation involving the Company or one of its Subsidiaries, the Administrator shall have the power to:
(1)provide that outstanding options, stock appreciation rights, restricted stock units (including any related dividend equivalent right) and/or other Awards granted under the Plan shall either continue in effect, be assumed or an equivalent award shall be substituted therefor by the successor corporation or a parent corporation or subsidiary corporation; provided, that, a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason, other than a termination or dismissal “for Cause”, or a grantee who resigns for “Good Reason” (as defined in the Award Agreement or in an applicable employment agreement between the Company and the grantee), concurrent with or within one year following the Change in Control, may exercise any outstanding option or stock appreciation right, but only to the extent that the grantee was entitled to exercise the Award on the date of his or her termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board (after taking into account any accelerated vesting as determined by the Administrator), until the earlier of (A) the original expiration date of the Award and (B) the later of (x) the date provided for under the terms of Section 2.4 without reference to this Section 1.5(c)(iii)(1) and (y) the date provided for under the applicable Award Agreement;
(2)cancel, effective immediately prior to the occurrence of such event, options, stock appreciation rights, restricted stock units (including each dividend equivalent right related thereto) and/or other Awards granted under the Plan outstanding immediately prior to such event (whether or not then vested or exercisable) and, in full consideration of such cancellation, pay to the holder of such Award a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Administrator) of the shares subject to such Award (or the value of such Award, as determined by the Administrator, if not based on the Fair Market Value of shares) over the aggregate Exercise Price of such Award (or the grant price of such Award, if any, if applicable)(it being understood that, in such event, any option or stock appreciation right having a per share Exercise Price equal to, or in excess of, the Fair Market Value of a share subject to such option or stock appreciation right may be cancelled and terminated without any payment or consideration therefor); or
(3)notify the holder of an option or stock appreciation right in writing or electronically that each option and stock appreciation right shall be fully vested and exercisable for a period of 30 days from the date of such notice, or such shorter period as the Administrator may determine to be reasonable, and the option or stock appreciation right shall terminate upon the expiration of such period (which period shall expire no later than immediately prior to the consummation of the corporate transaction).
(iv)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in the preceding provisions of this Section 1.5(c):
(A)The number and type of securities or other property subject to each outstanding Award and the Exercise Price or grant price thereof, if applicable, shall be equitably adjusted;
(B)The Administrator shall make such equitable adjustments, if any, as the Administrator may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations set forth in Sections 1.5(a) and 1.5(d)). The adjustments provided under this Section 1.5(c)(iv)shall be nondiscretionary and shall be final and binding on the affected participant and the Company.
(d)Individual Limit. Except for the limits set forth in this Section 1.5(d), no provision of this Plan shall be deemed to limit the number or value of shares of Common Stock with respect to which the Administrator may make Awards to any Key Person. Subject to adjustment as provided in Section 1.5(c), (i) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 428,571, (ii) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan in the form of options and stock appreciation rights to any one employee of the Company and its Subsidiaries during any one calendar year shall not exceed 428,571, (iii) the total number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan to any one employee of the Company or a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company during any one calendar year shall not exceed 428,571, and (iv) the total number of shares of Common Stock with respect to which Awards may be granted under the Plan to any Non-Employee Director during any one calendar year shall not exceed 71,428; provided, however, that notwithstanding the foregoing, the provisions of the preceding clauses (i) and (ii) shall not apply unless the Administrator determines that compliance with Section 162(m) of the Code is necessary.
1.6Definitions of Certain Terms
(a)“Affiliate” shall mean, with respect to any Person, any other Person (directly or indirectly) controlling, controlled by or under common control with such Person or any other Person designated by the Administrator in which any Person has an interest.
(b)“Change in Control” shall mean the occurrence of any of the following events: (A) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 50% of the then voting power; provided that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition directly from the Company; (ii) any such acquisition by the Company; (iii) any such acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (iv) any such acquisition pursuant to a transaction that complies with clauses (i), (ii) and (iii) of paragraph (C) below; (B) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason (other than death or disability) to constitute at least a majority of the Board; provided, that any individual becoming a director subsequent to the Effective Date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual was a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (C) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the voting power immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership immediately prior to such Business Combination of the securities representing the voting power, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board providing for such Business Combination; or (D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; provided, however, that for each Award subject to Section 409A of the Code and for which a Change in Control is a payment date, a Change in Control shall be deemed to have occurred under this Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code, provided that such limitation shall apply to such Award only to the extent necessary to avoid adverse tax effects under Section 409A of the Code.
(c)“Effective Date” shall have the meaning set forth in Section 3.11(a) of the Plan.
(d)“Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, reverse stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price thereof and causes a change in the per share value of the shares underlying outstanding Awards.
(e)“Exercise Price” shall mean (i) in the case of options, the price specified in the applicable Award Agreement as the price-per-share at which such share can be purchased pursuant to the option or (ii) in the case of stock appreciation rights, the price specified in the applicable Award Agreement as the reference price-per-share used to calculate the amount payable to the grantee.
(f)The “Fair Market Value” of a share of Common Stock on any day shall be the closing price on the Nasdaq Stock Market, or such other primary stock exchange upon which shares are then listed, as reported for such day in The Wall Street Journal (or, if not reported in The Wall Street Journal, such other reliable source as the Administrator may determine), or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence for the next preceding trading day. Notwithstanding the foregoing, if there is no reported closing price or high bid/low asked price that satisfies the preceding sentences, or if otherwise deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by such methods and procedures as shall be established from time to time by the Administrator. The “Fair Market Value” of any property other than Common Stock shall be the fair market value of such property determined by such methods and procedures as shall be established from time to time by the Administrator.

(g)Unless otherwise set forth in the applicable Award Agreement, in connection with a termination of employment or consultancy relationship or a dismissal from Board membership, for purposes of the Plan, the term “for Cause” shall be defined as follows:
(i)if there is an employment, severance, consulting, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, that contains a definition of “cause” (or similar phrase), for purposes of the Plan, the term “for Cause” shall mean those acts or omissions that would constitute “cause” under such agreement; or
(ii) if the preceding clause (i) is not applicable to the grantee, for purposes of the Plan, the term “for Cause” shall mean any of the following:
(A)any failure by the grantee substantially to perform the grantee’s employment or consulting or Board membership duties;
(B)any excessive unauthorized absenteeism by the grantee;
(C)any refusal by the grantee to obey the lawful orders of the Board or any other Person to whom the grantee reports;
(D)any act or omission by the grantee that is or may be injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;
(E)any act by the grantee that is inconsistent with the best interests of the Company or any of its Affiliates;
(F)the grantee’s gross negligence that is injurious to the Company or any of its Affiliates, whether monetarily, reputationally or otherwise;
(G)the grantee’s material violation of any of the Company’s policies, including, without limitation, those policies relating to discrimination or sexual harassment;
(H)the grantee’s material breach of his or her employment or service contract with the Company or any of its Affiliates;
(I)the grantee’s unauthorized (1) removal from the premises of the Company or any of its Affiliates of any document (in any medium or form) relating to the Company or any of its Affiliates or the customers or clients of the Company or any of its Affiliates or (2) disclosure to any Person of any of the Company’s, or any of its Affiliates’, confidential or proprietary information;
(J)the grantee’s being convicted of, or entering a plea of guilty or nolo contendere to, any crime that constitutes a felony or involves moral turpitude; and
(K)the grantee’s commission of any act involving dishonesty or fraud.
Any rights the Company or any of its Affiliates may have under the Plan in respect of the events giving rise to a termination or dismissal “for Cause” shall be in addition to any other rights the Company or any of its Affiliates may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee’s employment, consultancy relationship or Board membership is (or is deemed to have been) terminated “for Cause” shall be made by the Administrator or, if such a definition is contained in an employment, severance, consulting, change in control or other agreement governing the relationship between the grantee, on the one hand, and the Company or a Subsidiary, on the other hand, then the process for determining “Cause” under such agreement shall govern.
(h)The term “incentive stock option” shall mean an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any option that is not specifically designated as an incentive stock option in the applicable Award Agreement shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a “non-qualified stock option.”

(i)Unless otherwise set forth in the applicable Award Agreement, “Disability” shall mean the grantee’s being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the grantee’s, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the grantee’s employer. The existence of a Disability shall be determined by the Administrator.
(j)“Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.
(k)“Subsidiary” shall mean any entity in which the Company, directly or indirectly, has a 50% or more equity interest.
ARTICLE 2
AWARDS UNDER THE PLAN
2.1    Agreements Evidencing Awards
Each Award granted under the Plan shall be evidenced by a written certificate (“Award Agreement”), which shall contain such provisions as the Administrator may deem necessary or desirable and which may, but need not, require execution or acknowledgment by a grantee. The Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.
2.2    Grant of Stock Options and Stock Appreciation Rights
(a)Stock Option Grants. The Administrator may grant stock options (“options”) to purchase shares of Common Stock from the Company to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. The Administrator shall determine whether the option will be an incentive stock option or a nonqualified stock option for purposes of the Code. Incentive stock options may be granted to employees of the Company and any “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. In the case of incentive stock options, the terms and conditions of such Awards shall be subject to such applicable rules as may be prescribed by Sections 421, 422 and 424 of the Code and any regulations related thereto, as may be amended from time to time. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option for purposes of Section 422 of the Code, then, to the extent of such non-qualification, such option (or portion thereof) shall be regarded as a non-qualified stock option appropriately granted under the Plan; provided that such option (or portion thereof) otherwise complies with the Plan’s requirements relating to non-qualified stock options. It shall be the intent of the Administrator to not grant an Award in the form of stock options to any Key Person who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as “service recipient stock” for purposes of Section 409A. Furthermore, it shall be the intent of the Administrator, in granting options to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, as applicable.
(b)Stock Appreciation Right Grants; Types of Stock Appreciation Rights. The Administrator may grant stock appreciation rights to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. It shall be the intent of the Administrator to not grant an Award in the form of stock appreciation rights to any Key Person (i) who is then subject to the requirements of Section 409A of the Code with respect to such Award if the Common Stock underlying such Award does not then qualify as “service recipient stock” for purposes of Section 409A or (ii) if such Award would create adverse tax consequences for such Key Person under Section 457A of the Code. Furthermore, it shall be the intent of the Administrator, in granting stock appreciation rights to Key Persons who are subject to Section 409A and/or 457 of the Code, to structure such options so as to comply with the requirements of Section 409A and/or 457 of the Code, to the extent applicable.

(c)Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Exercise Price of the stock appreciation right, multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Each Award Agreement with respect to a stock appreciation right shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of a stock appreciation right shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (A) the Fair Market Value of a share of Common Stock on the date of grant and (B) the par value of a share of Common Stock. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or any combination of both, all as the Administrator shall determine. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.
(d)Option Exercise Price. Each Award Agreement with respect to an option shall set forth the Exercise Price of such Award and, unless otherwise specifically provided in the Award Agreement, the Exercise Price of an option shall equal the Fair Market Value of a share of Common Stock on the date of grant; provided that in no event may such Exercise Price be less than the greater of (i) the Fair Market Value of a share of Common Stock on the date of grant and (ii) the par value of a share of Common Stock.
2.3    Exercise of Options and Stock Appreciation Rights
Subject to the other provisions of this Article II and the Plan, each option and stock appreciation right granted under the Plan shall be exercisable as follows:
(a)Timing and Extent of Exercise. Options and stock appreciation rights shall be exercisable at such times and under such conditions as determined by the Administrator and set forth in the corresponding Award Agreement, but in no event shall any portion of such Award be exercisable subsequent to the seventh anniversary of the date on which such Award was granted. Unless the applicable Award Agreement otherwise provides, an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such Award is then exercisable.
(b)Notice of Exercise. An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company’s designated exchange agent (the “Exchange Agent”), on such form and in such manner as the Administrator shall prescribe.
(c)Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for the full option Exercise Price; (ii) as provided in the applicable Award Agreement or with the consent of the Administrator, which consent shall be given or withheld in the sole discretion of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option Exercise Price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its Exchange Agent) for any remaining portion of the full option Exercise Price; or (iii) as provided in the applicable Award Agreement or at the sole discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the Exchange Agent), or by any combination of the foregoing payment methods.
(d)Delivery of Certificates Upon Exercise. Subject to Sections 3.2, 3.4 and 3.13, promptly after receiving payment of the full option Exercise Price, or after receiving notice of the exercise of a stock appreciation right for which the Administrator determines payment will be made partly or entirely in shares, the Company or its Exchange Agent shall (i) deliver to the grantee, or to such other Person as may then have the right to exercise the Award, a certificate or certificates for the shares of Common Stock for which the Award has been exercised or, in the case of stock appreciation rights, for which the Administrator determines will be made in shares or (ii) establish an account evidencing ownership of the stock in uncertificated form. If the method of payment employed upon an option exercise so requires, and if applicable law permits, an optionee may direct the Company or its Exchange Agent, as the case may be, to deliver the stock certificate(s) to the optionee’s stockbroker.
(e)No Stockholder Rights. No grantee of an option or stock appreciation right (or other Person having the right to exercise such Award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such Award until the issuance of a stock certificate to such Person for such shares. Except as otherwise provided in Section 1.5(c), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.
2.4    Termination of Employment/Service; Death Subsequent to a Termination of Employment/Service
(a)General Rule. Except to the extent otherwise provided in the applicable Award Agreement or except to the extent otherwise provided in paragraphs (b), (c), (d), (e) or (f) of this Section 2.4, each outstanding option or stock appreciation right held by a grantee who incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board shall, to the extent not then vested and exercisable, be immediately forfeited, and, to the extent vested and exercisable may be exercised within 90 days after termination of employment or consultancy relationship or dismissal from the Board, but in no event after the original expiration date of the Award; it being understood that then outstanding options and stock appreciation rights shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries.
(b)Dismissal “for Cause”. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board, in either case “for Cause”, all options and stock appreciation rights not theretofore exercised, whether or not vested, shall immediately terminate upon such termination of employment or consultancy relationship or dismissal from the Board.
(c)Retirement. If a grantee incurs a termination of employment with the Company and its Subsidiaries as the result of his or her retirement (as defined below), then any outstanding option or stock appreciation right shall immediately become exercisable at the time of such retirement and shall remain exercisable for a period of three years after such retirement; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award. For purposes of the Plan, unless otherwise set forth in the applicable Award Agreement, “retirement” shall mean a grantee’s resignation of employment with the Company and its Subsidiaries, with the Company’s or its applicable Subsidiary’s prior consent, on or after (i) his or her 65th birthday, (ii) the date on which he or she has attained age 60 and completed at least five years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate) or (iii) if approved by the Administrator, on or after his or her having completed at least 20 years of service with the Company and its Subsidiaries (using any method of calculation the Administrator deems appropriate).
(d)Disability. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or a dismissal from the Board by reason of a Disability, then any outstanding option or stock appreciation right shall immediately become vested and exercisable at the time of such termination as though the grantee had remained employed with the Company for an additional year, and remain exercisable for a period of one year after such termination; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.
(e)Death.
(i)Termination of Employment/Service as a Result of Grantee’s Death. If a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or leaves the Board as the result of his or her death, then any outstanding option or stock appreciation right shall immediately become vested and exercisable at the time of such termination as though the grantee had remained employed with the Company for an additional year, and shall remain exercisable for a period of one year after such death; provided that in no event may such option or stock appreciation right be exercised following the original expiration date of the Award.
(ii)Restrictions on Exercise Following Death. Any such exercise of an Award following a grantee’s death shall be made only by the grantee’s executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee’s will specifically disposes of such Award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee’s personal representative or the recipient of a specific disposition under the grantee’s will shall be entitled to exercise any Award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee.
(f)Administrator Discretion. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.4, it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding options or stock appreciation rights.
2.5    Transferability of Options and Stock Appreciation Rights
Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing an option or stock appreciation right, during the lifetime of a grantee, each such Award granted to a grantee shall be exercisable only by the grantee, and no such Award may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option or stock appreciation right, permit a grantee to transfer all or some of the options or stock appreciation rights to (a) the grantee’s spouse, children or grandchildren (“Immediate Family Members”), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members or (c) other parties approved by the Administrator. Following any such transfer, any transferred options and stock appreciation rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
2.6    Grant of Restricted Stock
(a)Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such Key Persons, in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine, subject to the provisions of the Plan. A grantee of a restricted stock Award shall have no rights with respect to such Award unless such grantee accepts the Award within such period as the Administrator shall specify by accepting delivery of a restricted stock Award Agreement in such form as the Administrator shall determine.
(b)Issuance of Stock Certificate. Promptly after a grantee accepts a restricted stock Award in accordance with Section 2.6(a), subject to Sections 3.2, 3.4 and 3.13, the Company or its Exchange Agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the Award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificates, or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provisions described in the Plan (including paragraphs (d) and (e) of this Section 2.6); (ii) a requirement, as set forth in the Award Agreement, that any dividends paid on such shares shall be held in escrow and, unless otherwise determined by the Administrator, shall remain forfeitable until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable Award Agreement.
(c)Custody of Stock Certificate. Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company (or such other custodian as may be designated by the Administrator) until such shares are free of any restrictions specified in the applicable Award Agreement. The Administrator may direct that such stock certificates bear a legend setting forth the applicable restrictions on transferability.
(d)Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of prior to the lapsing of all restrictions thereon, except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.
(e)Consequence of Termination of Employment/Service. Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death, Disability or a termination of employment without Cause shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment or consultancy relationship or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board without Cause or as the result of his or her death or Disability, those shares of restricted stock that have not yet vested as of the date of such termination or departure from the Board but that would have vested had the grantee remained employed for an additional year, shall immediately vest as of such date; it being understood that then outstanding restricted stock Awards shall not be affected by a change of employment or consultancy/service relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries. Unless otherwise determined by the Administrator, all dividends paid on shares forfeited under this Section 2.6(e) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.6(e), it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock Awards.
2.7    Grant of Restricted Stock Units
(a)Restricted Stock Unit Grants. The Administrator may grant restricted stock units to such Key Persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, subject to the provisions of the Plan. A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, conditioned upon the occurrence of such vesting event as shall be determined by the Administrator and specified in the Award Agreement, the number of such grantee’s restricted stock units that vest upon the occurrence of such vesting event multiplied by the Fair Market Value of a share of Common Stock on the date of vesting. Payment upon vesting of a restricted stock unit shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of vesting) or both, all as the Administrator shall determine, and such payments shall be made to the grantee at such time as provided in the Award Agreement, which the Administrator shall intend to be (i) if Section 409A of the Code is applicable to the grantee, within the period required by Section 409A such that it qualifies as a “short-term deferral” pursuant to Section 409A and the Treasury Regulations issued thereunder, unless the Administrator shall provide for deferral of the Award intended to comply with Section 409A, (ii) if Section 457A of the Code is applicable to the grantee, within the period required by Section 457A(d)(3)(B) such that it qualifies for the exemption thereunder, or (iii) if Sections 409A and 457A of the Code are not applicable to the grantee, at such time as determined by the Administrator.
(b)Dividend Equivalents. The Administrator may include in any Award Agreement with respect to a restricted stock unit a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such Award is outstanding and unvested, and/or, if payment of the vested Award is deferred, during the period of such deferral following such vesting event, on the shares of Common Stock underlying such Award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be (i) paid to the holder of the Award, as specified in the Award Agreement, either (A) at the same time as the underlying dividends are paid, regardless of the fact that the restricted stock unit has not theretofore vested, (B) at the time at which the Award’s vesting event occurs, conditioned upon the occurrence of the vesting event, (C) once the Award has vested, at the same time as the underlying dividends are paid, regardless of the fact that payment of the vested restricted stock unit has been deferred, and/or (D) at the time at which the corresponding vested restricted stock units are paid, (ii) made in cash, shares of Common Stock or other property and (iii) subject to such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate and as shall be set forth in the Award Agreement.
(c)Consequence of Termination of Employment/Service. Unless otherwise set forth in the applicable Award Agreement, (i) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board for any reason other than death, Disability or a termination of employment without Cause shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board and (ii) if a grantee incurs a termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board without Cause or as the result of his or her death or Disability, those restricted stock units that have not yet vested as of the date of such termination or departure from the Board but that would have vested had such grantee remained employed for an additional year, shall immediately vest as of such date; it being understood that then outstanding restricted stock units shall not be affected by a change of employment or consultancy relationship with the Company and its Subsidiaries so long as the grantee continues to be a director, officer or employee of, or a consultant to, the Company or any of its Subsidiaries. Unless otherwise determined by the Administrator, any dividend equivalent rights on any restricted stock units forfeited under this Section 2.7(c) that have not theretofore been directly remitted to the grantee shall also be forfeited, whether by termination of any escrow arrangement under which such dividends are held or otherwise. The Administrator may, in writing, waive or modify the application of the foregoing provisions of this Section 2.7(c), it being understood that any such action shall be subject to the provisions in Section 3.1(c) requiring consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award) to the extent such action would materially impair the rights or materially increase the obligations of the grantee under then outstanding restricted stock units.
(d)No Stockholder Rights. No grantee of a restricted stock unit shall have any of the rights of a stockholder of the Company with respect to such Award unless and until a stock certificate is issued with respect to such Award upon the vesting of such Award (it being understood that the Administrator shall determine whether to pay any vested restricted stock unit in the form of cash or Company shares or both), which issuance shall be subject to Sections 3.2, 3.4 and 3.13. Except as otherwise provided in Section 1.5(c), no adjustment to any restricted stock unit shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate, if any, is issued.
(e)Transferability of Restricted Stock Units. Except as otherwise specifically provided in this Plan or the applicable Award Agreement evidencing a restricted stock unit, no restricted stock unit granted under the Plan may be sold, assigned, transferred, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing a restricted stock unit, permit a grantee to transfer all or some of the restricted stock units to (i) the grantee’s Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members or (iii) other parties approved by the Administrator. Following any such transfer, any transferred restricted stock units shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.
2.8    Grant of Unrestricted Stock
The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan to such Key Persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine. Shares may be thus granted or sold in respect of past services or other valid consideration. For the avoidance of doubt, the Board may, in its sole discretion, grant an Award of unrestricted stock to a Non-Employee Director in the name of an entity designated by the Non-Employee Director to receive such Award and in which the Non-Employee Director owns 100% of the equity interests.
2.9    Other Stock-Based Awards
Subject to the provisions of the Plan (including, without limitation, Section 3.15), the Administrator shall have the sole and complete authority to grant to Key Persons other equity-based or equity-related Awards in such amounts and subject to such terms and conditions as the Administrator shall determine; provided that any such Awards must comply with applicable law and, to the extent deemed desirable by the Administrator, Rule 16b-3.
2.10    Dividend Equivalents
Subject to the provisions of the Plan (including, without limitation, Section 3.15), in the discretion of the Administrator, an Award, other than an option or stock appreciation right, may provide the Award recipient with dividends or dividend equivalents, payable in cash, shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Administrator, including, without limitation, payment directly to the Award recipient, withholding of such amounts by the Company subject to vesting of the Award, or reinvestment in additional shares, restricted shares or other Awards.
ARTICLE 3
MISCELLANEOUS
3.1    Amendment of the Plan; Modification of Awards
(a)Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any Award theretofore made under the Plan without the consent of the grantee (or, upon the grantee’s death, the Person having the rights to the Award).
(b)Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan that (i) expands the types of Awards available under the Plan (provided such approval shall not be required if the Company is a “foreign private issuer”, as defined in the rules of the SEC, (ii) increases the number of shares which may be issued under the Plan (in the aggregate or to any individual), except as permitted pursuant to Section 1.5(c), (iii) expands the eligibility requirements of Persons eligible to receive Awards under the Plan, (iv) extends the term of the Plan or (v) is otherwise necessary to comply with any tax or regulatory requirement applicable to the Plan.
(c)Modification of Awards. The Administrator also may amend any outstanding Award Agreement in any manner, including, without limitation, by amendment which would: (i) cancel an Award,

(ii) accelerate the time or times at which the Award becomes unrestricted, vested or may be exercised; (iii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iv) waive or amend the operation of Sections 2.4, 2.6(e) or 2.7(c) with respect to the termination of the Award upon termination of employment or consultancy relationship with the Company and its Subsidiaries or dismissal from the Board; provided, however, that no such amendment shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Award. However, any such cancellation or amendment that materially impairs the rights or materially increases the obligations of a grantee under an outstanding Award shall be made only with the consent of the grantee (or, upon the grantee’s death, the Person having the right to exercise the Award). In making any modification to an Award, the Administrator may consider the implications, if any, of such modification under the Code with respect to incentive stock options granted under the Plan and/or Sections 409A and 457A of the Code.
(d)Repricing of Options and Stock Appreciation Rights Prohibited. Except as otherwise provided under Section 1.5(c), unless stockholder approval is obtained: (i) no amendment or modification may directly or indirectly reduce the Exercise Price of any option or stock appreciation right granted under the Plan; (ii) no outstanding option or stock appreciation right may be cancelled and replaced with a new option or stock appreciation right with an Exercise Price that is lower than that of the original option or stock appreciation right, or with cash or another Award or otherwise if doing so would be considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or interdealer quotation system on which the Common Stock is listed or quoted; (iii) no option or stock appreciation right may be purchased for value from an Award holder if the Exercise Price of the Award exceeds the current Fair Market Value of the shares of Common Stock underlying the Award; and (iv) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or interdealer quotation system on which the Common Stock is listed or quoted.
3.2    Consent Requirement
(a)No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.
(b)Consent Defined. The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.
3.3    Nonassignability
Except as provided in Sections 2.4(e), 2.5, 2.6(d) or 2.7(e), (a) no Award or right granted to any Person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative or the grantee’s permissible successors or assigns (as authorized and determined by the Administrator). All terms and conditions of the Plan and the applicable Award Agreements will be binding upon any permitted successors or assigns.
3.4    Taxes
(a)Withholding. A grantee or other Award holder under the Plan shall be required to pay, in cash, to the Company, and the Company and its Affiliates shall have the right and are hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to such grantee or other Award holder, the amount of any applicable withholding taxes in respect of an Award, its grant, its exercise, its vesting, or any payment or transfer under an Award or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for payment of such taxes. Whenever shares of Common Stock are to be delivered pursuant to an Award under the Plan, with the approval of the Administrator or as provided in the applicable Award Agreement, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of minimum tax required to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award as may be approved by the Administrator in its sole discretion. Notwithstanding the foregoing, beginning on January 1, 2017, the Company in its sole discretion may withhold shares of Common Stock with a Fair Market Value up to the maximum statutory withholding liability.
(b)Liability for Taxes. Grantees and holders of Awards are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including, without limitation, any taxes arising under Sections 409A and 457A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any such Person harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or, notwithstanding anything to the contrary in the Plan or any Award Agreement, to unilaterally modify any Award in a manner that (i) conforms with the requirements of Sections 409A and 457A of the Code (to the extent applicable), (ii) voids any participant election to the extent it would violate Section 409A or 457A of the Code (to the extent applicable) and (iii) for any distribution event or election that could be expected to violate Section 409A of the Code, make the distribution only upon the earliest of the first to occur of a “permissible distribution event” within the meaning of Section 409A of the Code or a distribution event that the participant elects in accordance with Section 409A of the Code. The Administrator shall have the sole discretion to interpret the requirements of the Code, including, without limitation, Sections 409A and 457A, for purposes of the Plan and all Awards.
3.5    Operation and Conduct of Business
Nothing in the Plan or any Award Agreement shall be construed as limiting or preventing the Company or any of its Affiliates from taking any action with respect to the operation and conduct of their business that they deem appropriate or in their best interests, including any or all adjustments, recapitalizations, reorganizations, exchanges or other changes in the capital structure of the Company or any of its Affiliates, any merger or consolidation of the Company or any of its Affiliates, any issuance of Company shares or other securities or subscription rights, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or other securities or rights thereof, any dissolution or liquidation of the Company or any of its Affiliates, any sale or transfer of all or any part of the assets or business of the Company or any of its Affiliates, or any other corporate act or proceeding, whether of a similar character or otherwise.
3.6    No Rights to Awards
No Key Person or other Person shall have any claim to be granted any Award under the Plan.
3.7    Right of Discharge Reserved
Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his or her employment with the Company or any of its Affiliates, his or her consultancy relationship with the Company or any of its Affiliates, or his or her position as a director of the Company or any of its Affiliates, or affect any right that the Company or any of its Affiliates may have to terminate such employment or consultancy relationship or service as a director.
3.8    Non-Uniform Determinations
The Administrator’s determinations and the treatment of Key Persons and grantees and their beneficiaries under the Plan need not be uniform and may be made and determined by the Administrator selectively among Persons who receive, or who are eligible to receive, Awards under the Plan (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the Persons to receive Awards under the Plan, (b) the types of Awards granted under the Plan, (c) the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated with respect to, Awards and (d) the terms and conditions of Awards.
3.9    Other Payments or Awards
Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any Person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.10    Headings
Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.
3.11     Effective Date and Term of Plan
(a)Adoption; Stockholder Approval. The Plan was adopted by the Board on November 7, 2016 and became effective on its approval by the stockholders of the Company on December 15, 2016 (such date, the “Effective Date”). The Plan was amended and restated on April 25, 2019, effective on the approval by the stockholders of the Company June 7, 2019 of such amendment and restatement of the Plan. The Plan was again amended and restated on April 19, 2022, effective as of the date on which the stockholders of the Company approve such second amendment and restatement of the Plan.
(b)Termination of Plan. The Board may terminate the Plan at any time. All Awards made under the Plan prior to its termination shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements. No Awards may be granted under the Plan following the tenth anniversary of the date on which the amendment and restatement of the Plan was adopted by the Board.
3.12    Restriction on Issuance of Stock Pursuant to Awards
The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law. Notwithstanding anything to the contrary in the Plan or any Award Agreement, at the time of the exercise of any Award, at the time of vesting of any Award, at the time of payment of shares of Common Stock in exchange for, or in cancellation of, any Award, or at the time of grant of any unrestricted shares under the Plan, the Company and the Administrator may, if either shall deem it necessary or advisable for any reason, require the holder of an Award (a) to represent in writing to the Company that it is the Award holder’s then-intention to acquire the shares with respect to which the Award is granted for investment and not with a view to the distribution thereof or (b) to postpone the date of exercise until such time as the Company has available for delivery to the Award holder a prospectus meeting the requirements of all applicable securities laws; provided, that, any postponement shall extend the term during which any options or stock appreciation rights may be exercised beyond the seventh anniversary, but in no case will such extension go beyond the tenth anniversary of the date of grant of any such options or stock appreciation rights; and no shares shall be issued or transferred in connection with any Award unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company and the Administrator. The Company and the Administrator shall have the right to condition any issuance of shares to any Award holder hereunder on such Person’s undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company or the Administrator shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and all share certificates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Company or the Administrator may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, any stock exchange upon which such shares are listed, and any applicable securities or other laws, and certificates representing such shares may contain a legend to reflect any such restrictions. The Administrator may refuse to issue or transfer any shares or other consideration under an Award if it determines that the issuance or transfer of such shares or other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the 1934 Act, and any payment tendered to the Company by a grantee or other Award holder in connection with the exercise of such Award shall be promptly refunded to the relevant grantee or other Award holder. Without limiting the generality of the foregoing, no Award granted under the Plan shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Administrator has determined that any such offer, if made, would be in compliance with all applicable requirements of any applicable securities laws.
3.13    Requirement of Notification of Election Under Section 83(b) of the Code or Upon Disqualifying Disposition Under Section 421(b) of the Code
(a)Notification of Election Under Section 83(b) of the Code. If an Award recipient, in connection with the acquisition of Company shares under the Plan, makes an election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code), the grantee shall notify the Administrator of such election within ten days of filing notice of the election with the U.S. Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.

(b)Notification of Disqualifying Disposition of Incentive Stock Options. If an Award recipient shall make any disposition of Company shares delivered pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, the grantee shall notify the Company of such disposition within ten days thereof.
3.14    Severability
If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to the applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
3.15    Sections 409A and 457A
To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Sections 409A and 457A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A or 457A of the Code, the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Plan and Award from Sections 409A and 457A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Sections 409A and 457A of the Code and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Sections 409A and 457A of the Code.
3.16    Forfeiture; Clawback
The Administrator may specify in the applicable Award Agreement that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, as required by applicable law, in the event of (a) a grantee’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or its Subsidiaries, (b) a grantee’s breach of any employment or consulting agreement with the Company or any of its Subsidiaries, (c) a grantee’s termination of employment or consultancy relationship with the Company and its Subsidiaries for Cause or (d) a financial restatement that reduces the amount of compensation under the Plan previously awarded to a grantee that would have been earned had results been properly reported.
3.17    No Trust or Fund Created
Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Award recipient or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or its Affiliate.
3.18    No Fractional Shares
No fractional shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.
3.19    Governing Law
The Plan will be construed and administered in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws that would cause the laws of any other jurisdiction to apply.
*    *    *

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	For All	Withhold All	For All Except	
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors

Nominees

01) Paul M. Leand, Jr. 02) Randee E. Day 03) Justin A. Knowles 04) Bart Veldhuizen 05) Gary Vogel
06) Gary Weston

NOTE: If you receive more than one proxy card, please vote with respect to each card you receive.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000565361_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

EAGLE BULK SHIPPING INC.
Annual Meeting of Shareholders
June 14, 2022 10:00 A.M. EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gary Vogel and Frank De Costanzo, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on April 18, 2022, at the Annual Meeting of Shareholders to be held online via webcast at www.virtualshareholdermeeting.com/EGLE2022, at 10:00 A.M., EDT, on Tuesday, June 14, 2022, or at any adjournment or postponement thereof.

This proxy may be revoked at any time before it is exercised.

This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted "FOR" each of the nominees for director named in Proposal No. 1 and "FOR" Proposals No. 2, 3 and 4. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies.

0000565361_2 R1.0.0.24

Continued and to be signed on reverse side